As Filed with the Securities and Exchange Commission on February 28, 2005
                                        Securities Act of 1933 File No. 33-48940
                                Investment Company Act of 1940 File No. 811-6722


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                         Pre-Effective Amendment No. __                 [_]
                         Post-Effective Amendment No. 26                [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
                                Amendment No. 26
                        (Check appropriate box or boxes.)

                              EMERALD MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                1703 Oregon Pike, Suite 101, Lancaster, PA 17605
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (717) 396-1116

                          Daniel W. Moyer IV, President
                           1703 Oregon Pike, Suite 101
                               Lancaster, PA 17604
                     (Name and Address of Agent for Service)

                        With a copy of communications to:
                             Gregory J. Nowak, Esq.
                              Pepper Hamilton, LLP
                              3000 Two Logan Square
                               18th & Arch Streets
                             Philadelphia, PA 19103
                                 (215) 981-4000

It is proposed that this filing will become effective (check appropriate box)

[_]   immediately upon filing pursuant to paragraph (b)

[_]   on (date) pursuant to paragraph (b)

[X]   60 days after filing pursuant to paragraph (a)(1)

[_]   on (date) pursuant to paragraph (a)(1)

[_]   75 days after filing pursuant to paragraph (a)(2)

[_]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 414 under the Securities Act of 1933, Forward Mutual Funds, as successor issuer of The HomeState Group, is filing this amendment to the registration statement of The HomeState Group and expressly adopts the registration statement of The HomeState Group as its own for all purposes of the Securities Act of 1933 and the Investment Company Act of 1940.

                              [FORWARD FUNDS LOGO]

                         The Forward Emerald Growth Fund

                  The Forward Emerald Banking and Finance Fund

                       The Forward Emerald Technology Fund

                        CLASS A SHARES and CLASS C SHARES



                                   PROSPECTUS

                                Dated May 1, 2005

       The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete.
              Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

Where To Find Information Concerning                                 Page Number
------------------------------------                                 -----------


FUND FACTS ................................................................ 1

      The Forward Emerald Growth Fund ..................................... 1
      The Forward Emerald Banking and Finance Fund ........................ 5
      The Forward Emerald Technology Fund ................................. 9

ADDITIONAL INVESTMENT INFORMATION .........................................14

SHAREHOLDER SERVICE INFORMATION ...........................................14

      How To Buy Fund Shares ..............................................14
      Retirement Plans ....................................................20
      How To Redeem Fund Shares ...........................................20
      How To Exchange Fund Shares .........................................21
      Dividends And Distributions .........................................22
      Taxes ...............................................................22

GENERAL INFORMATION .......................................................23

APPENDIX: .................................................................26

      Additional Information About Investing In Small-Cap Stocks ..........26
      Additional Information On The Banking And Financial Services
      Industries ..........................................................28
      Additional Information About The Technology Sector ..................29

Financial Highlights ......................................................29

                                  FORWARD FUNDS
                                  -------------

                         THE FORWARD EMERALD GROWTH FUND

                  THE FORWARD EMERALD BANKING AND FINANCE FUND

                       THE FORWARD EMERALD TECHNOLOGY FUND

                          PROSPECTUS DATED MAY 1, 2005


FUND MANAGEMENT                                         SHAREHOLDER SERVICES

Mailing Address: 433 California Street, 11th Floor      Contact:         Citco Mutual Fund Services, Inc.
                 San Francisco, CA 94104.               Mailing Address: P.O. Box C1100
Phone: (800) 232-0224 -- Toll-Free                                       Southeastern, PA 19398-1100
       (717) 396-1116 -- Local & International          Phone: (800) 232-0224 -- Toll-Free




INTRODUCTION TO THE FORWARD FUNDS

This prospectus introduces you to Forward Funds, an open-end management company offering you shares of three equity mutual funds for investment.

The three mutual funds (the "Funds") currently offered and covered in this prospectus are:

      o     The Forward Emerald Growth Fund

      o     The Forward Emerald Banking and Finance Fund

      o     The Forward Emerald Technology Fund



This prospectus provides you with the information you should know before investing. Please read it carefully and keep it for future reference.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Forward Emerald Growth Fund

Class A - Symbol: HSPGX             Class C: Symbol: HSPCX
--------------------------------------------------------------------------------

Investment Objective
The objective of the Forward Emerald Growth Fund is long-term growth through capital appreciation.

Principal Investment Strategy

      o     EQUITY SECURITIES

Under normal circumstances the Growth Fund invests a minimum of 80% of its net assets, plus borrowings for investment purposes, if any, in common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Growth Fund utilizes a fundamental approach to choosing securities: its research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds their peer group. Companies with a leadership position and competitive advantages in niche markets, and that do not receive significant coverage from other institutional investors is favored. (See page 14 for "Hands-On" Research Techniques.") The Growth Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any change in the name of the Fund and in its policy to invest, under normal circumstances, at least 80% of its net assets in common stocks, preferred stocks and securities convertible into common and preferred stocks, since this concentration is not a fundamental investment restriction.

      o     SMALLER COMPANIES

The Growth Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund's Sub-Adviser as having a market capitalization equal to or less than the largest companies in the Russell 2000. (See page 26 for "Additional Information About Investing in Small-Cap Stocks") During periods of unusual market volatility, however, the Fund's Sub-Adviser may find less investment opportunities in small company stocks, and may therefore invest predominantly in larger-capitalization stocks.

Primary Risk Considerations

      o     MARKET RISK

The principal risk factor associated with an investment in the Growth Fund, and every stock mutual fund, is that the market value of the portfolios' securities may decrease and result in a decrease in the value of a shareholder's investment. Loss of money is a risk of investing in the Fund. An investment in the Growth Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

      o  SMALL COMPANY RISK

Stocks of "small-cap" companies tend to be more volatile and less liquid than stocks of larger companies. Small-cap companies, as compared to larger companies:

      --    may have a shorter history of operations;

      --    may not have as great an ability to raise additional capital;

      -- may have a less diversified product line making them more susceptible to market pressure;

      --    may have a smaller public market for their shares; and

      -- may not be nationally recognized (may have a specific regional or industry focus that limits their public visibility).

INVESTMENT SUITABILITY

All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Growth Fund is most suitable as part of a diversified portfolio for long-term investors who are looking for the potential for growth of their capital.

RISK AND RETURN BAR CHART AND TABLE

The following chart and table provide some indication of the risks of investing in the Growth Fund shares by:

      - showing changes in the Fund's Class A shares' performance from year to year;

      - showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

Prior to July 1, 2001 the Growth Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. Past performance of the Growth Fund's Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Year-By-Year Total Return as of December 31 Each Year (%)
                                (Class A Shares)

                        Calendar Year    Total Return
                            2004              4.14%
                            2003             50.81%
                            2002            -27.81%
                            2001              2.58%
                            2000            -21.85%
                            1999             96.35%
                            1998            -12.44%
                            1997             26.33%
                            1996             21.45%
                            1995             44.52%


The Growth Fund's best-performing calendar quarter was for the 3 months ended December 31, 1999: +65.63%.

The Growth Fund's worst-performing quarter was for the 3 months ended September 30, 1998: -26.46%.

The year-to-date return for the Fund as of March 31, 2005 was ____%.

The performance results shown include unusually high results achieved in 1999 due to the high performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

The above returns do not reflect the Class A shares' maximum 4.75% sales charge
(load). If the sales charge was reflected, returns would be less than those shown above. Performance data for Class C shares will differ from Class A shares due to differences in their sales charges and expenses.

AVERAGE ANNUAL TOTAL RETURN TABLE

The following table compares the Growth Fund's Class A shares' and Class C shares' average annual returns (including the effects of the Class A shares' 4.75% maximum sales charge and Class C shares' 1.00% maximum sales charge) to that of the Russell 2000 Index. Return Before Taxes is shown for both classes, and Return After Taxes is shown for the Fund's Class A shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each shareholder's personal tax situation and are likely to differ from those shown. The Russell 2000 is an unmanaged index of mostly smaller-sized companies. Note that the Russell Index measures gross returns and does not reflect taxes, sales charges or the deduction of expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                              START OF
                                1 YEAR   5 YEARS  10 YEARS PERFORMANCE (1)
                                ------   -------  -------- ---------------
Forward Emerald Growth Fund
Class A Shares:
  Return Before Taxes           -0.81%    -2.84%    12.68%     12.77%
  Return After Taxes on         -1.21%    -4.57%    11.01%     11.31%
  Distributions (2)
  Return After Taxes on         -0.11%    -3.29%    10.41%     10.71%
  Distributions and
  Sale of Fund Shares (2)
  Russell 2000 Index            18.28%     6.60%    11.52%     12.05%
Class C Shares:
  Return Before Taxes            3.44%      n/a       n/a      -1.09%
  Russell 2000 Index            18.28%      n/a       n/a       6.65%

--------------------------------------------------------------------------------
(1) The Start of Performance Dates for Class A shares and the related Russell 2000 Index reflect the Inception Date of the Class A shares of October 1, 1992. The Start of Performance date for Class C shares and the related Russell 2000 Index reflect their Inception Date of July 1, 2000.

(2) After-tax returns are calculated using a set of standard assumptions. The stated returns reflect the highest historical federal income tax and capital gains rates. Return After Taxes on Distributions assumes a continued investment in the Fund's Class A shares and shows the effect of federal taxes on the Fund's Class A shares' distributions. The Return After Taxes on Distributions and Sale of Fund Shares assumes that all Class A shares were redeemed at the end of each period shown, and shows the effect of any taxable gain or offsetting loss on redemption, as well as the effect of federal taxes on the Class A shares' distributions. These after-tax returns do not reflect the effect of any applicable state or local taxes. After-tax returns for Class C shares will differ from those shown above for Class A shares. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA or 401(k) plan.

Transaction Fees And Operating Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Shareholder Fees (fees paid directly from your investment)

                                                            CLASS A     CLASS C
                                                            -------     -------
Maximum Sales Charge (Load)                                  4.75%       1.00%
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                          4.75%       None
Maximum Deferred Sales Charge for shares held less
than 1 year (as a percentage of the lesser of
original purchase price or redemption proceeds)              None        1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                                    None        None
Redemption Fee                                               None(1)     None(1)
Exchange Fee                                                 None        None

Annual Fund Operating Expenses(2) (expenses that are deducted from Fund assets)

                                                           CLASS A     CLASS C
                                                           -------     -------
Management Fee                                             0.75%       0.75%
Distribution and Services (12b-1) Fees (3)                 0.35%       1.00%
Other Expenses                                             0.47%       0.47%
Total Annual Fund Operating Expenses                       1.57%(4)    2.22%(4)

(1)   There is a $15 service fee for redemptions effected via wire transfer.

(2) The table shows expenses based on the Fund's management fees, distribution service (12b-1) fees and other expenses for the year ended June 30, 2004.

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the economic equivalent of the maximum permitted front-end sales charge.

(4) At least through April 30, 2007, the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of Class A shares to no more than 2.25% and Class C shares to no more than 2.90%. The Adviser will reimburse and/or waive fees to achieve the expense limitations noted above.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 year   3 years  5 years  10 years
                                             ------   -------  -------  --------
Class A                                      $  627   $  947   $1,290    $2,254
Class C
Assuming you sold your shares at the end
of the first year                            $  325   $  694   $1,190    $2,554
Assuming you stayed in the Fund              $  225   $  694   $1,190    $2,554

--------------------------------------------------------------------------------
The Forward Emerald Banking and Finance Fund

Class A - Symbol: HSSAX             Class C - Symbol: HSSCX
--------------------------------------------------------------------------------

Investment Objective
The objective of the Forward Emerald Banking and Finance Fund is long-term growth through capital appreciation. Income is a secondary objective.

Principal Investment Strategy

      o     CONCENTRATION IN THE BANKING AND FINANCIAL SERVICES INDUSTRIES

The Banking and Finance Fund will invest at least 80% of its net assets, plus borrowings for investment purposes if any, in companies principally engaged in the banking and financial services industries. In addition, under normal circumstances, the fund will invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For investment purposes, a company (or holding company) is defined as "principally engaged" in banking or financial services industries if:

      -- (i) at least 50% of either the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products, or

      -- (ii) at least 50% of the assets were devoted to such activities, based on the company's most recent fiscal year.

Companies in the banking industry include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies. The Fund normally emphasizes companies located in the Mid-Atlantic states (Pennsylvania, New Jersey, New York, Delaware, Ohio, West Virginia, Virginia, Maryland and Washington D.C.), but can invest in companies headquartered anywhere in the U.S.

The Banking and Finance Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any change in the name of the Fund and in its policy to invest, under normal circumstances, at least 80% of its net assets in stocks of companies principally engaged in the banking and financial services industries.

(See page 28 for "Additional Information About the Banking and Financial Services Industries.")

      o     EQUITY SECURITIES

Under normal circumstances the Banking and Finance Fund invests in common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund utilizes a fundamental approach to choosing securities: its research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds their peer group. Companies with a leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored. (See page 14 for "`Hands-On'" Research Techniques.") The Fund also focuses on common stocks that pay current dividends.

      o     SMALLER COMPANIES

The Banking and Finance Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund's Sub-Adviser as having a market capitalization equal to or less than the largest companies in the Russell 2000. (See Page 26 for "Additional Information About Investing in Small-Cap Stocks.")

Primary Risk Considerations

      o     MARKET RISK

The principal risk factor associated with an investment in the Banking and Finance Fund, and every stock mutual fund, is that the market value of the portfolios' securities may decrease and result in a decrease in the value of a shareholder's investment. Loss of money is a risk of investing in the Fund. An investment in the Banking and Finance Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

      o  SMALL COMPANY RISK

Stocks of "small-cap" companies tend to be more volatile and less liquid than stocks of larger companies. Small-cap companies, as compared to larger companies:

      --    may have a shorter history of operations;

      --    may not have as great an ability to raise additional capital;

      -- may have a less diversified product line making them more susceptible to market pressure;

      --    may have a smaller public market for their shares; and

      -- may not be nationally recognized (may have a specific regional or industry focus that limits their public visibility).

      o     INDUSTRY CONCENTRATION RISK

The Banking and Finance Fund concentrates 80% or more of its total net assets in securities of companies principally engaged in the banking or financial services industries. As a result, the Banking and Finance Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments in, or related to, the banking and financial services industries.

Investment Suitability

All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Banking and Finance Fund is most suitable as part of a diversified portfolio for long-term investors who are looking for the potential for growth of their capital.

RISK RETURN BAR CHART AND TABLE

The following chart and table provide some indication of the risks of investing in the Banking & Finance Fund by:

      - showing changes in the Fund's Class A shares' performance from year to year;

      - showing how the Fund's average annual returns for 1 year, 5 year and since its commencement of operations on February 18, 1997 compare with those of a broad measure of market performance.

Prior to October 20, 1998, the Banking and Finance Fund was named the HomeState Select Opportunities Fund and pursued a different objective. Past performance of the Banking and Finance Fund's Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Year-By-Year Total Return as of December 31 Each Year (%)
                                (Class A Shares)

                           Calendar Year     Total Return

                           2004                 20.70%
                           2003                 44.59%
                           2002                 14.60%
                           2001                 15.54%
                           2000                 15.10%
                           1999                 16.62%
                           1998                -20.54%

The Banking and Finance Fund's best-performing calendar quarter was for the 3 months ended September 30, 1997: +27.49%.

The Fund's worst-performing quarter was for the 3 months ended September 30, 1998: -27.35%.

The year-to-date return for the Fund as of March 31, 2005 was ____%.

The above returns do not reflect the Class A shares' maximum 4.75% sales charge
(load). If the sales charge was reflected, returns would be less than those shown above. Performance data for Class C shares will differ from Class A shares due to differences in their sales charges and expenses.

AVERAGE ANNUAL TOTAL RETURN TABLE

The following table compares the Banking and Finance Fund's Class A shares' and Class C shares' average annual returns (including the effects of the Class A shares' 4.75% maximum sales charge and Class C shares' 1.00% maximum sales charge) to that of the Russell 2000 Index. Return Before Taxes is shown for both classes, and Return After Taxes is shown for the Fund's Class A shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each shareholder's personal tax situation and are likely to differ from those shown. The Russell 2000 is an unmanaged index of mostly smaller-sized companies. Note that the Russell Index measures gross returns and does not reflect taxes, sales charges or the deduction of expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
                                     1 YEAR   5 YEARS  START OF PERFORMANCE (1)
                                     ------   -------  ------------------------
Forward Emerald Technology Fund
Class A Shares:
  Return Before Taxes                15.01%   20.44%            15.69%
  Return After Taxes on              13.96%   19.82%            15.05%
  Distributions (2)
  Return After Taxes on              10.10%   17.77%            13.65%
  Distributions and
  Sale of Fund Shares (2)
  Russell 2000 Index                 18.28%    6.60%             8.84%
Class C Shares:
  Return Before Taxes                20.02%     n/a             25.15%
  Russell 2000 Index                 18.28%     n/a              6.65%

--------------------------------------------------------------------------------

(1) The Start of Performance dates for Class A shares and the related Russell 2000 Index reflect the Inception Date of February 18, 1997. The Start of Performance date for Class C shares and the related Russell 2000 Index reflect the Inception Date of July 1, 2000.

(2) After-tax returns are calculated using a set of standard assumptions. The stated returns reflect the highest historical federal income tax and capital gains rates. Return After Taxes on Distributions assumes a continued investment in the Fund's Class A shares and shows the effect of federal taxes on the Fund's Class A shares' distributions. The Return After Taxes on Distributions and Sale of Fund Shares assumes that all Class A shares were redeemed at the end of each period shown, and shows the effect of any taxable gain or offsetting loss on redemption, as well as the effect of federal taxes on the Class A shares' distributions. These after-tax returns do not reflect the effect of any applicable state or local taxes. After-tax returns for Class C shares will differ from those shown above for Class A shares. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA or 401(k) plan.

Transaction Fees And Operating Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Banking and Finance Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                                  CLASS A     CLASS C
Maximum Sales Charge (Load)                                                       4.75%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases                                  4.75%      None
(as a percentage of offering price)
Maximum Deferred Sales Charge for shares held less than 1 year (as
a percentage of the lesser of original purchase price or redemption proceeds)     None       1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                       None       None
Redemption Fee                                                                    None (1)   None (1)
Exchange Fee                                                                      None       None

Annual Fund Operating Expenses (2) (expenses that are deducted from Fund assets)

                                                           CLASS A     CLASS C
                                                           -------     -------
   Management Fee                                          0.96%       0.96%
   Distribution and Services (12b-1) Fees (3)              0.35%       1.00%
   Other Expenses                                          0.43%       0.43%
   Total Annual Fund Operating Expenses                    1.74% (4)   2.39% (4)

(1)   There is a $15 service fee for redemptions effected via wire transfer.

(2) The table shows expenses based on the Fund's management fees, distribution service (12b-1) fees and other expenses for the year ended June 30, 2004.

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the economic equivalent of the maximum permitted front-end sales charge.

(4) At least through April 30, 2007, the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of Class A shares to no more than 2.35% and Class C shares to no more than 3.00%. The Adviser will reimburse and/or waive fees to achieve the expense limitations noted above.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Banking & Finance Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year     3 years    5 years    10 years
                                     ------     -------    -------    --------
Class A                               $643       $997       $1,374     $2,429
Class C
   Assuming you sold your shares
   at the end of the first year       $342       $745       $1,275     $2,726
   Assuming you stayed in the Fund    $242       $745       $1,275     $2,726

--------------------------------------------------------------------------------
The Forward Emerald Technology Fund

Class A - Symbol: HSYTX             Class C - Symbol: HSYCX
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the Forward Emerald Technology Fund (the "Technology Fund") is to seek capital appreciation.

Principal Investment Strategy

      o     CONCENTRATION IN THE TECHNOLOGY SECTOR

Under normal conditions, the Technology Fund will invest at a minimum 80% of its net assets, plus borrowings for investment purposes if any, in a non-diversified portfolio of equity securities of public companies in the technology sector that the Fund's Sub-Adviser believes has a significant potential for growth. For investment purposes, the technology sector is defined as a broad range of industries comprised of companies that produce and/or develop products, processes or services that will provide or will benefit significantly from technological advances and improvements (e.g. research and development).

The Technology Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any change in the name of the Fund and in its policy to invest, under normal circumstances, at least 80% of its net assets in a non-diversified portfolio of equity securities of public companies in the technology sector stocks, since this concentration is not a fundamental investment restriction.

(See page 29 for "Additional Information About the Technology Sector.")

      o     EQUITY SECURITIES

The Technology Fund will invest principally in common stocks, but may also invest in preferred stocks and convertible securities of technology, as well as other, companies. The Fund utilizes a fundamental approach to choosing securities: its research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds their peer group.

Companies with a leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored. (See page 14 for "`Hands-On' Research Techniques.") As a result of the Technology Fund being a non-diversified portfolio, the Fund can invest a larger percentage of its assets in a particular company than the typical diversified mutual fund.

      o     OPTIONS, FUTURES, AND SHORT-SELLING STRATEGIES

The Technology Fund may invest a portion of its assets in options, futures and foreign currencies. It may also sell short. The Fund engages in the short sales of stocks when the Fund's Sub-Adviser believes that their price is over-valued and may decline. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however such practices sometimes may reduce returns or increase volatility.

      o     SMALLER COMPANIES

The Technology Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund's Sub-Adviser as having a market capitalization equal to or less than the largest companies in the Russell 2000. (See page 26 for "Additional Information About Investing in Small-Cap Stocks.")

Primary Risk Considerations

      o     MARKET RISK

The principal risk factor associated with an investment in the Technology Fund, and every stock mutual fund, is that the market value of the portfolios' securities may decrease and result in a decrease in the value of a shareholder's investment. Loss of money is a risk of investing in the Fund. An investment in the Technology Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

      o     TECHNOLOGY SECTOR CONCENTRATION RISK

Under normal market conditions, the Technology Fund will concentrate its investments in technology companies. By doing so, the Fund will be exposed to the risk of incurring substantial losses, depending upon the market's overall reception to companies' technology-related products or services. Companies in the same sector are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly to these or other market conditions. Equity securities of companies within the technology sector may have increased price volatility due to the heightened competition and rapid pace of change that is commonly experienced within that industry sector. As a result, a portfolio of technology company stocks is likely to be more volatile in price than one that includes investments in companies operating in a wider number of industry sectors.

      o     SMALL COMPANY RISK

Stocks of "small-cap" companies tend to be more volatile and less liquid than stocks of larger companies. Small-cap companies, as compared to larger companies:

      --    may have a shorter history of operations;

      --    may not have as great an ability to raise additional capital;

      -- may have a less diversified product line making them more susceptible to market pressure;

      --    may have a smaller public market for their shares; and

      -- may not be nationally recognized (may have a specific regional or industry focus that limits their public visibility).

      o     NON-DIVERSIFICATION

As a "non-diversified" mutual fund, the Technology Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a "diversified" fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Technology Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund. (See the SAI for additional information.)

      o     OPTIONS, FUTURES, AND SHORT-SELLING STRATEGIES RISKS

The Technology Fund may invest a portion of its assets in options, futures and foreign currencies. If the Fund purchases an option that expires without value, it will have incurred an expense in the amount of the cost of the option. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction. Although the Fund's gain is limited to the amount received upon selling a security short, its loss on a short sale is potentially unlimited, which may exceed the amount invested by the Fund. These strategies could result in higher operating costs for the Fund. (See the SAI for additional information.)

      o     PORTFOLIO TURNOVER

The Technology Fund generally intends to purchase securities for long-term investment, although, to a limited extent the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price objective, or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover is affected by market conditions, changes in the size of the Technology Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in a greater rate gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund. Higher costs associated with increased portfolio turnover may offset gains in the Technology Fund's performance. Higher turnover rates can be expected in the Technology Fund. The Financial Highlights section of this prospectus shows the Fund's historical turnover rates.

Investment Suitability

The Technology Fund is an aggressive fund and may not be suitable for all investors. This Fund is most suitable as part of a diversified portfolio for long-term investors who are looking for the potential growth of their capital.

RISK AND RETURN BAR CHART AND TABLE

The following chart and table provide some indication of the risks of investing in the Technology Fund by:

      - showing changes in the Fund's Class A shares' performance from year to year;

      - showing how the Fund's average annual returns for 1 year, 5 year and since its commencement of operations on October 31, 1997 compare with those of a broad measure of market performance.

Prior to February 29, 2000, the Technology Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector. Past performance of the Technology Fund's Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Year-By-Year Total Return as of December 31 Each Year (%)
                                (Class A Shares)

                           Calendar Year     Total Return
                           2004                  -4.84%
                           2003                  74.83%
                           2002                  -47.36%
                           2001                  -45.22%
                           2000                  -37.17%
                           1999                  186.16%
                           1998                  -2.07%

The Technology Fund's best-performing calendar quarter was for the 3 months ended December 31, 1999: +103.57%.

The Fund's worst-performing quarter was for the 3 months ended March 31, 2001:
-42.68%.

The year-to-date return for the Fund as of March 31, 2005 was ____%.

The performance results shown include unusually high results achieved in 1999 due to the high performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

The above returns do not reflect the Class A shares' maximum 4.75% sales charge
(load). If the sales charge was reflected, returns would be less than those shown above. Performance data for Class C shares will differ from Class A shares due to differences in their sales charges and expenses.

AVERAGE ANNUAL TOTAL RETURN TABLE

The following table compares the Technology Fund's Class A shares' and Class C shares' average annual returns (including the effects of the Class A shares' 4.75% maximum sales charge and Class C shares' 1.00% maximum sales charge) to that of the Russell 2000 Index. Return Before Taxes is shown for both classes, and Return After Taxes is shown for the Fund's Class A shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each shareholder's personal tax situation and are likely to differ from those shown. The Russell 2000 is an unmanaged index of mostly smaller-sized companies. Note that the Russell Index measures gross returns and does not reflect taxes, sales charges or the deduction of expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
                                     1 YEAR   5 YEARS  START OF PERFORMANCE (1)
                                     ------   -------  ------------------------
Forward Emerald Technology Fund
Class A Shares:
  Return Before Taxes                -9.36%   -22.09%           -1.57%
  Return After Taxes on              -9.36%   -23.29%           -2.73%
  Distributions (2)
  Return After Taxes on              -6.08%   -17.23%           -1.58%
  Distributions and
  Sale of Fund Shares (2)
  Russell 2000 Index                 18.28%    6.60%             7.19%
Class C Shares:
  Return Before Taxes                -5.31%     n/a             -23.32%
  Russell 2000 Index                 18.28%     n/a              6.65%
--------------------------------------------------------------------------------

(1) The Start of Performance dates for Class A shares and the related Russell 2000 Index reflect the Class A shares' Inception Date of October 31, 1997. The Start of Performance date for Class C shares and the related Russell 2000 Index reflect the Inception Date of July 1, 2000.

(2) After-tax returns are calculated using a set of standard assumptions. The stated returns reflect the highest historical federal income tax and capital gains rates. Return After Taxes on Distributions assumes a continued investment in the Fund's Class A shares and shows the effect of federal taxes on the Fund's Class A shares' distributions. The Return After Taxes on Distributions and Sale of Fund Shares assumes that all Class A shares were redeemed at the end of each period shown, and shows the effect of any taxable gain or offsetting loss on redemption, as well as the effect of federal taxes on the Class A shares' distributions. These after-tax returns do not reflect the effect of any applicable state or local taxes. After-tax returns for Class C shares will differ from those shown above for Class A shares. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA or 401(k) plan.

Transaction Fees And Operating Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Technology Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                           CLASS A     CLASS C
                                                                           -------     -------
Maximum Sales Charge (Load)                                                  4.75%       1.00%
Maximum Sales Charge (Load) Imposed on Purchases                             4.75%       None
(as a percentage of offering price)
Maximum Deferred Sales Charge for shares held less than 1 year               None        1.00%

(as a percentage of the lesser of original purchase price or redemption proceeds)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  None        None
Redemption Fee                                                               None (1)    None (1)
Exchange Fee                                                                 None        None

Annual Fund Operating Expenses (2) (expenses that are deducted from Fund assets)

                                                           CLASS A     CLASS C
                                                           -------     -------
   Management Fee                                          1.00%       1.00%
   Distribution and Services (12b-1) Fees (3)              0.50%       1.00%
   Other Expenses                                          1.25%       1.25%
   Total Annual Fund Operating Expenses                    2.75%       3.25%
   Expenses Reimbursed by the Funds' Adviser               (0.01)%     (0.01)%
   Net Operating Expenses                                  2.74%       3.24%

(1)   There is a $15 service fee for redemptions effected via wire transfer.

(2) The table shows expenses based on the Fund's management fees, distribution service (12b-1) fees and other expenses for the year ended June 30, 2004.

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the economic equivalent of the maximum permitted front-end sales charge.

(4) At least through April 30, 2007, the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of Class A shares to no more than 2.90% and Class C shares to no more than 3.40%. The Adviser will reimburse and/or waive fees to achieve the expense limitations noted above.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 year (1)    3 years (2)    5 years (2)    10 years(2)
                                      ----------    -----------    -----------    -----------
Class A                                   $740        $1,288          $1,860         $3,409
Class C
   Assuming you sold your shares
   at the end of the first year           $428        $1,001          $1,698         $3,549
   Assuming you stayed in the Fund        $328        $1,001          $1,698         $3,549

(1) The Expense Example shown for One Year includes the effects of the Adviser's reimbursement of Fund Class A shares operating expenses in excess of 2.90% and Class C operating expenses in excess of 3.40% on an annualized basis.

(2) The Three, Five and Ten Year Expense Examples do not show the effects of any waiver or reimbursement of operating expenses after the second year because the Adviser is obligated to waive and/or reimburse expenses for both Class A shares and Class C shares only through the period ended April 30, 2007.

ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

"Hands-On" Research Techniques

"Hands-On" research is the driving force behind the Funds' stock selection process as implemented by the Sub-Adviser. Stocks are chosen based primarily on fundamental analysis and, although technical factors are not ignored, the main investment criteria focuses on an evaluation of revenues, earnings, debt, capitalization, quality of management, level of insider ownership, changing market conditions, past performance, and future expectations. The Funds tend to choose companies with well-defined business plans and long-term operating strategies designed to increase shareholder value. When evaluating a company for possible inclusion in one of the Funds' portfolios, a member of the Sub-Adviser's portfolio management or research staff requests an in-person visit to the company whenever such a visit is judged appropriate. Meeting with the company's management and surveying its operations can provide important insights into a company.

The Sub-Adviser also tries to interview a cross section of the company's employees, customers, suppliers, and competitors. The Sub-Adviser believes that this "hands-on" approach to investing may give it an opportunity to spot developing trends in these companies. The Sub-Adviser estimates that approximately 80 percent of the Growth Fund's equity holdings have historically been a result of this intensive, in-house research effort and that this percentage is similar in the Banking and Finance Fund and the Technology Fund.

Primary research is particularly important in the analysis of smaller companies. Smaller companies are generally not as widely followed by institutional investment analysts as larger companies such as those listed on the New York Stock Exchange. According to surveys by brokerage firms, more than 60 percent of all companies listed on The NASDAQ Stock Market and American Stock Exchange have two or fewer analysts following the company. The Funds' Sub-Adviser believes that this lack of generally available information about smaller companies presents an opportunity for investment managers who are dedicated to providing their own research analysis. "Hands-On" research analysis may help the Sub-Adviser spot developing trends early, so the Sub-Adviser can work to take advantage of them before they are seen by the larger investment community.

Temporary Defensive Approach

When, in the opinion of the Funds' Sub-Adviser, market conditions warrant a temporary defensive approach, the Funds may invest more than 20 percent of their total assets in short-term obligations. Short-term obligations include the following: securities issued or guaranteed by the U.S. government, commercial paper, and bankers acceptances. During intervals when the Funds adopt a temporary defensive position they will not be achieving their stated investment objective.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.


--------------------------------------------------------------------------------
SHAREHOLDER SERVICE INFORMATION
--------------------------------------------------------------------------------

How To Buy Fund Shares

You may buy shares of the Funds through selected financial service firms (such as broker-dealer firms) that have signed a selling agreement with Citco Mutual Fund Distributors, Inc. (the "Distributor"), the Funds' principal distributor. If you would like help finding a dealer, you should contact the Funds by calling
(800) 232-0224. Shares can be purchased by mail or by wire, as described in this prospectus.

      o     The minimum initial investment is $500.

      o     The minimum subsequent investment is $50.

Investors may be charged a fee if they effect transactions, including purchases and redemptions through a broker or dealer.

In this prospectus the Funds offer two classes of shares, Class A and Class C shares. Each share class represents an investment in the same portfolio of securities, but each share class has its own sales charge (if any) and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

      o     How long you expect to own the shares.

      o     How much you intend to invest.

      o     Total expenses associated with owning shares of each class.

      o Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

      o Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Purchase Price/Share Valuation

Purchase orders for shares of the Funds placed with a registered broker-dealer must be received by the broker-dealer before the close of the New York Stock Exchange (NYSE) to receive the Funds' valuation calculated that day. The broker-dealer is responsible for the timely transmission of orders to the Distributor. Orders placed with the registered broker-dealer after the close of the NYSE will be executed based on the Funds' valuation calculated on the next business day.

The net asset value and offering price of the shares of each Class of the Funds are determined once on each Business Day as of the close of the NYSE, which on a normal Business Day is usually 4:00 p.m. Eastern time. A "Business Day" is defined as a day in which the NYSE is open for trading.

The net asset value of each Class of a Fund is determined by adding the value of portfolio securities of such Class and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. Securities of the Funds listed or traded on a securities exchange will be valued at the last quoted sales price on the security's principal exchange. Listed securities not traded on an exchange that day, and other securities which are not traded in the over-the-counter market on any given day, will be valued at the mean between the last bid and ask price on the market on that day. Debt securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Fair market value for other securities without available market quotations will be valued pursuant to procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine the net asset value per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Fair value pricing may have the effect of limiting the ability of frequent traders of Fund shares to take advantage of anticipated changes in market prices of securities held by the Fund.

(See the SAI for additional information.)

The net asset value of the Funds fluctuates with market conditions as the value of the investment portfolio changes. With approval of the Board of Trustees, the Funds may use a pricing service, bank or broker-dealer experienced in such matters to value the Funds' securities.

Right To Refuse An Order

The Funds may refuse any order for the purchase of shares which the Board of Trustees deems as not in the best interests of the Funds.

Frequent Purchases and Redemptions

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate frequent trading activity. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Market timing can dilute the value of Fund shares held by long-term investors. Market timing can also disrupt the ability of the investment adviser to invest assets in an orderly manner and increase brokerage and administrative costs, which in turn may adversely impact the performance of a Fund. The Funds may reject, limit, delay or impose other conditions on any purchase or exchange orders by market timers or by those persons the Funds or their service providers believe are engaging in similar trading activity. Persons engaged in frequent purchases and redemption of Fund shares, whether directly through the Funds' transfer agent or indirectly through financial intermediaries and believed to be engaged in market timing by any of the Funds' service providers may be barred for 90 calendar days or permanently from further purchases of Fund shares or may be required to submit orders by U.S. mail. Purchase or exchange transactions placed by such persons may be rejected or canceled without notice. The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. There is no guarantee that the Funds or their service providers will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

Sales Charges

The purchase price paid for shares of each Class of each Fund is the current offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge.

      o     Class A Shares

The maximum sales load on the purchase of Class A shares is 4.75% for the Growth Fund, the Banking and Finance Fund and the Technology Fund. The offering price is the net asset value per share plus the front-end sales load, and is calculated as follows:

                                                                 Dealer's Concession
                            Sales Charge as a Percentage of:     (as a Percentage of
Dollar Amount Invested          Offering Price     NAV             Offering Price)
----------------------          --------------     ---             ---------------
Less Than $50,000                   4.75%         4.99%                  4.25%
$50,000 to $249,999.99              3.75          3.90                   3.25
$250,000 to $499,999.99             2.75          2.83                   2.50
$500,000 to $999,999.99             2.25          2.30                   2.00
$1,000,000 & Above                  0.00          0.00                   0.50

      o     Class C Shares

There is no sales load on the purchase of Class C shares for the Growth Fund, the Banking and Finance Fund and the Technology Fund. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held less than one (1) year and Class A shares' annual expenses are lower. The Funds' Distributor pays 1.00% of the amount invested to dealers who sell Class C shares of the Funds. Investors purchasing Class C shares pay a contingent deferred sales charge ("CDSC") of 1% if such shares are held for less than one year. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Shares acquired by reinvestment of distributions are not subject to the CDSC. The Fund will waive the CDSC for (i) redemptions made after the death of a shareholder; (ii) redemptions made as part of required minimum distributions from an IRA or other individual retirement plan account after a shareholder reaches age 70-1/2; and (iii) forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $500.

Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Funds because the Class C shares have a higher 12b-1 fee than Class A shares. The Funds will use the first-in, first-out (FIFO) method to determine the one-year holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder's account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the "one year" mark. As an example, shares purchased on May 1, 2005 would be subject to the CDSC if they were redeemed on or prior to April 30, 2006. On or after May 1, 2006, they would not be subject to the CDSC. The CDSC is charged on redemptions of each investment made by a shareholder that is redeemed prior to the one-year mark. In determining if the CDSC is charged to a redeeming account, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. The CDSC primarily goes to the Funds' Distributor as compensation for the portion of the dealer concession it has paid to broker-dealers.

Reduced Sales Charge For Class A Shareholders

There are several ways for you the shareholder to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current or past purchases in any of the Class A shares of Funds.

1. REACH "BREAK POINTS" -- Increase your initial Class A investment amount to reach a higher discount level.

2. RIGHT OF ACCUMULATION -- Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.

3. SIGN A LETTER OF INTENT -- Inform the Funds that you wish to sign a non-binding Letter of Intent to purchase an additional number of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4. COMBINED PURCHASE PRIVILEGE -- Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

      (i) An individual or "company", as defined in Section 2(a)(8) of the Act;

      (ii)  An individual, his spouse and children under age 21;

      (iii) A trustee of other fiduciary for certain trusts, estates, and certain fiduciary accounts; or

      (iv) The employee benefit plans of a single employer. The Funds' Transfer Agent, Citco Mutual Fund Services, Inc. (the "Transfer Agent"), must be advised of the related accounts at the time the purchase is made.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information. The Funds make available free of charge, on the Funds' website at www.teamemerald.com/mutual%20funds/index.html, information regarding reduced sales charges for investors. This information is accessible on the Funds' website by use of hyperlinks in order to make this information easily accessible.

(See the SAI for additional information.)


Purchases At Net Asset Value

The Funds may waive the imposition of sales charges on investor purchases of both Class A and Class C shares of the Funds under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Funds or a service provider to the Funds for their own accounts, and under such other conditions and circumstances where, in the Funds' opinion, such a waiver would serve to benefit the Funds and their shareholders.

On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets. Under such circumstances, if the shareholder redeems some or all of the subscription within thirteen months, the selling broker/dealer will be required to refund a proportionate amount of the fee paid by the Distributor for such shares.

(See the SAI for additional information.)


Distribution Plans

Citco Mutual Fund Distributors, Inc. (the "Distributor") will incur certain expenses while providing selling and sales distribution services for the Funds, including such costs as compensation to broker-dealers for (i) selling shares of the Funds, and (ii) providing information and advice to their shareholder clients regarding ongoing investment in the Funds, as well as advertising, promotional and printing expenses.

To promote shares of the Funds to the general public, each Fund, on behalf of each Class, has adopted a distribution services plan (the "Plans") under Rule 12b-1 of the Investment Company Act of 1940 (the "Act"). The Plans allow the Funds to reimburse the Distributor for costs specifically described in this Section. The Distributor receives no other compensation from the Funds, except that (i) any sales charge collected will be paid to the Distributor, and (ii) the minimum total dollar amount paid to the Distributor on an annual basis (net of the amount paid to broker-dealers and/or service organizations) will be $21,000. The Distributor may pay these sales charges to broker-dealers who have entered into a Selling Agreement with the Distributor as a commission paid for selling the Funds' shares. (See page 16 for "Sales Charges.") The Funds pay the Distributor monthly, at the following annual rates:

      o 0.35% of the average net assets for Class A shares of the Growth Fund and Banking and Finance Fund;

      o     0.50% for Class A shares of the Technology Fund;

      o     1.00% for Class C shares of each Fund.

Expenses acceptable for reimbursement under the Plan include the following:

      o compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Funds,

      o     the printing of prospectuses and reports used for sales purposes,

      o expenses of preparing and distributing sales literature and related expenses,

      o advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the specific Class of shares related to implementing and operating the Plans.

The Funds' Adviser is responsible for paying the Distributor for any unreimbursed distribution expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

According to the Plans, a broker-dealer may receive a maintenance commission. The commission is paid based on the average net assets maintained by their clients in the Funds and is paid at the following annualized rates:

      o     0.25% in Class A shares of the Growth Fund and Banking and Finance
            Fund;

      o     0.40% in Class A shares of the Technology Fund;

      o     0.75% in the Class C shares of all three Funds.

Broker-dealers or others may not be eligible to receive such payments until after the twelfth month following a shareholder purchase in the Class C shares of all three Funds.

Consistent with the Plans, this distribution fee for Class C shares is an asset-based sales charge, and the Distributor uses it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Class C shareholders for providing distribution assistance for sales of Class C Fund shares.

The Plans also provide that the Distributor receives a service fee of 0.25% and 0.10% per annum of the Class C's and Class A's average daily net assets, respectively, in addition to the 0.75% and 0.25% 12b-1 fee, respectively.

The Distributor uses the Class A service fee to pay broker-dealers or others for, among other things: furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; arranging for bank wires; monitoring dividend payments from each Fund on behalf of customers; forwarding certain shareholder communications from the Funds to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Class. Broker-dealers or others may not be eligible to receive such payments until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

The Funds may also compensate a bank under the Plans only to the extent that a bank may serve as a "service organization," providing administrative and accounting services for the Funds' shareholders.

Additional Compensation to Financial Services Firms

Each of the Adviser and Sub-Adviser have entered, or may in the future enter, into revenue sharing arrangements under which it makes payments to financial services firms that are intended to provide for the sale of shares of the Funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from the Adviser's or Sub-Adviser's resources and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees, services fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. This compensation may be more or less than the overall compensation received by financial services firms with respect to other investment products, and may influence financial service providers to present, or make available, the Funds to their customers.

Buying Shares By Mail

Please complete and sign the Purchase Application form included with this Prospectus and send it, together with your check or money order, made payable to the Forward Funds. Mail to:

                            Forward Funds
                            c/o Citco Mutual Fund Services, Inc.
                            P.O. Box C1100
                            Southeastern, PA 19398-1100

Please note that a different procedure is used for opening Individual Retirement Accounts (IRA's). Please call Citco Mutual Fund Services, Inc. (the Transfer Agent) at (800) 232-0224 for details. The Transfer Agent will charge $25 against a shareholder's account for any check returned for insufficient funds.

Buying Shares By Overnight Or Express Mail

Mail to:

      Citco Mutual Fund Services, Inc.
      83 General Warren Blvd., Suite 200
      Malvern, PA 19355
      (800) 232-0224

Buying Shares By Wire

1. Call the Transfer Agent at (800) 232-0224 to advise of the investment and dollar amount and receive an account number.

2. Complete the Purchase Application Form included with this prospectus and mail or fax (610-935-3775) it to the Transfer Agent.

3.    Wire your investment funds to:

      U.S. Bank, NA ABA # 042000013 For credit to Forward Emerald Portfolios Further Credit (Fund, Your Name, our Account #)

Additional Purchases

You may add to your account at any time by purchasing shares by mail (minimum $50) or by wire (minimum $1,000). You must call to notify the Transfer Agent at
(800) 232-0224 before sending your wire. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Buying Shares By Telephone

After your initial purchase, you may make additional purchases by telephone. Simply call (800) 232-0224 and money can be transferred directly from your bank account (domestic financial institutions only) through the Automated Clearing House (ACH) to purchase Fund shares. The minimum amount you may transfer is $100. To receive the daily offering price both your purchase order and Electronic Funds Transfer must be received before the close of regular trading on the purchase day.

AutoInvest Plan

To invest a set amount on a regular monthly, bi-monthly, semi-annual, or annual basis, you can sign up for the AutoInvest Plan. With a minimum investment of $50 per month, you can have money regularly transferred directly from your bank account (domestic financial institutions that are ACH members only) through the ACH to purchase fund shares. You choose the schedule. You may sign up for this service on your Purchase Application Form. The minimum initial investment in the Funds is $50 when using the AutoInvest Plan. Please note that the Funds may change or terminate this service at any time.

Retirement Plans

Tax-deferred retirement plans provide qualified investors with the benefit of tax-free compounding of income dividends and capital gains distributions. For more information, applications, and brochures please contact us at (800) 232-0024. Forward Funds may be used in tax-deferred retirement plans such as:

      o Individual Retirement Accounts (IRA's), including the "Traditional" IRA, Roth IRA, and Education IRA

      o employer-sponsored defined contribution plans (including 401(k) plans)

      o tax-sheltered custodial accounts as described in Section 403(b)(7) of the Internal Revenue Code (See the SAI for additional information.)

How To Redeem Fund Shares

Redeeming Shares By Mail

You may mail your redemption request to:

                            Forward Funds
                            c/o Citco Mutual Fund Services, Inc.
                            P.O. Box C1100
                            Southeastern, PA 19398-1100

It is important to mail your redemption request to the correct address and in "Good Order." If it is sent in error to the Fund it will be forwarded to the Transfer Agent, but the effective date of the redemption will be delayed. Redemption instructions with special conditions, or which specify an effective date, cannot be honored.

"Good Order" means that your request includes:

      o     the name of the Fund

      o     the number of shares or dollar amount to be redeemed

      o     signature of all registered shareholders as registered

      o     account registration number

In addition:

      o If the account is registered to a corporation or association, the redemption request and a corporate resolution must be signed by whoever is required to sign for the account, with a signature guarantee.

      o If the account is registered to a trust, the redemption request must be signed by the trustee(s) with a signature guarantee. If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.

Redemption Order Amounts Above $10,000/Mailing To A Different Address

A redemption request for amounts above $10,000, or redemption requests for which payment is to be mailed somewhere other than the address of record, must be accompanied by signature guarantees. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

(See the SAI for additional information.)

Redemptions In Kind

If your redemption request exceeds the lesser of $250,000 or 1% of the Fund's total net assets, the Fund reserves the right to make a "redemption in-kind." A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as the Fund uses to calculate its net asset value. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross-section of the Fund's portfolio. The Fund will not recognize gain or loss for federal income tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

IRA Redemptions

If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

Redemption Valuation

The redemption price is the next determined net asset value after the Transfer Agent receives a redemption request in "Good Order." The net asset value may be more or less than the initial cost of the shares redeemed.

Payment For Shares

Payment for the redeemed shares will be mailed to you, typically within one or two days, but no later than seven days, or earlier if required by law. If the shares were purchased by check, payment for redeemed shares will be delayed until the purchase check has cleared, which may take up to 12 days. Your payment can be made to you by mail, wire, or ACH transfer. There are no fees for ACH transfers, however there is a $100 minimum.

Wire Redemption

Wire transfers may be arranged to redeem shares, however a $15 fee per wire transfer will be assessed against your account if you decide to redeem shares through wire transfer. The minimum wire redemption is $1,000.

Redeeming Shares By Telephone

You may arrange for telephone redemption privileges on the Purchase Application form, or by writing or calling the transfer agent at (800) 232-0224. However, any redemption of more than $10,000 must be requested in writing. A written request and signature guarantee is required of all shareholders to change telephone redemption privileges. Neither the Funds nor any or its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine.

(See the SAI for additional information.)

Systematic Withdrawal Plan

If the value of your shares is $10,000 or more, you may arrange to systematically withdraw money from your Fund account on a scheduled basis and have it automatically deposited into your bank account. Please note that if you plan to purchase additional Fund shares, it may not be to your advantage to choose this option due to the tax implications of buying and selling shares at the same time. To sign up for the Systematic Withdrawal Plan, check the appropriate box on your Purchase Application Form or call (800) 232-0224.

Funds' Right To Redeem An Account

The Funds reserve the right to redeem the shares of any shareholder whose account has a value of less than $500, other than as a result of a decline in the value per share of the Funds or if the shareholder is an active participant in the AutoInvest Plan. The Funds will provide a 30-day written notice to a shareholder prior to redeeming the account.

How To Exchange Fund Shares

Fund shares may be exchanged between identical Classes of shares of the Growth Fund, the Banking and Finance Fund or the Technology Fund at the current net asset value by calling the Funds' Transfer Agent by 4:00 p.m. Eastern time on any Business Day. Any exchange of shares necessarily involves the redemption of shares from one Fund and the purchase of shares of another Fund. This may cause you to realize gains or losses for income tax purposes.

      o     FIRST AMERICAN FUNDS

In addition, you may exchange shares of the Funds for the First American Prime Obligations Fund and the First American Government Obligations Fund (the "First American Funds"), which are managed by U.S. Bancorp Piper Jaffray Asset Management, Inc., and distributed by Quasar Distributors, LLC. Shares of the First American Funds acquired through direct purchase, or shares gained from dividends earned on these shares, may be exchanged for shares of any Forward Fund at the net asset value plus the normal fund sales charge. The minimum initial investment is $1,000. You may establish an account in the First American Funds by telephone exchange or written request. This exchange privilege may be changed by the First American Funds and the Transfer Agent with 60 days notice to shareholders.

Dividends And Distributions

Dividends and capital gains, if any, realized by the Funds will be declared and paid semi-annually, in the months of August and December.

Keep in mind the following dates and note that any that fall on the weekend or a recognized holiday will be the next Business Day:

      o Record Date and Declaration Date for payments to shareholders will normally be the 15th of the month

      o     Ex-Dividend dates will normally be the 16th of the month

      o Reinvest Dates and Payable Dates will normally be the 20th of the month.

The net asset value, offering price of the Funds will be reduced by the corresponding amount of the per-share payment declared on the Ex-Dividend Date. Since dividend income is not a primary objective of the Funds, the Funds do not anticipate paying substantial income dividends to shareholders.

A shareholder will automatically receive all dividends and capital gains distributions in additional full and fractional shares of the Funds at net asset value as of the date of payment, unless the shareholder chooses to receive these distributions in cash. To change the distribution option chosen, the shareholder should write to the Funds' Transfer Agent, Citco Mutual Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100. The request will become effective with respect to distributions having record dates after its receipt by the transfer agent.

Taxes

As with any investment, your investment in a Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences and consult with your own tax adviser. Distributions you receive from a Fund are subject to federal income tax, and may also be subject to state or local taxes. Reinvested dividends and capital gains distributions will receive the same tax treatment as dividends and distributions paid in cash.

For federal tax purposes, certain of each Fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each Fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distributions you receive from a Fund will normally be taxable to you when you receive them, regardless of your distribution option.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a Fund generally is the difference between the cost of your shares and the price you receive when you sell them. A statement detailing the federal income tax status of all distributions made during a taxable year will be sent to shareholders of record no later than January 31 of the following year.

Shareholders must furnish to the Funds a certified taxpayer identification number ("TIN"). The Funds are required to withhold 30% from reportable payments including ordinary income dividends, capital gains distributions, and redemptions occurring in accounts where the shareholder has failed to furnish a certified TIN and has not certified that a withholding does not apply. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts or estates, may be subject to different federal income tax treatment.

The tax information presented here is based on federal tax laws and regulations effective as of the date of this prospectus, which are subject to change. Because the information presented here is only a very brief summary of some of the important tax considerations for shareholders, shareholders are urged to consult their tax advisers for more specific professional advice, especially as it relates to local and state tax regulations. (See the SAI for additional information.)

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

Fund Portfolio Management

Kenneth G. Mertz II, CFA, President of Emerald Advisers, Inc., the Sub-Adviser to the Funds, is primarily responsible for the day-to-day management of the Banking & Finance Fund and the Technology Fund. He has managed the Banking and Finance Fund and the Technology Fund since their inception dates. Before managing the Forward Emerald Mutual Funds, Mr. Mertz was the Chief Investment Officer to the $12 billion Pennsylvania State Employees' Retirement System. As of May 1, 2005, Joseph E. Besecker, Chairman, President and CEO of Emerald Asset Management, Inc., the parent company of Emerald Advisers, Inc., will be primarily responsible for the day-to-day management of the Forward Emerald Technology Fund.

Mr. Mertz and Stacey L. Sears are primarily responsible for the day-to-day management of the Forward Emerald Growth Fund. Mr. Mertz has managed the Growth Fund since it began operating on October 1, 1992. Ms. Sears, Senior Vice President of Emerald Advisers, Inc. and Vice President of the Funds, has managed the Forward Emerald Growth Fund since January, 2002. She has no prior experience in managing a mutual fund. Ms. Sears was employed by the Sub-Adviser's parent company from 1992 to 2001, holding a variety of positions including investment analyst. She joined Emerald Advisers in 2001 as assistant to Mr. Mertz.

Additional information about each Fund's portfolio manager is provided in the SAI including information about each portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

Investment Adviser

Forward Management, LLC ("Forward Management" or "Adviser") serves as investment adviser to each of the Funds. Forward Management is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of a sub-adviser with the approval of the Board of Trustees and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust's Board of Trustees, but has delegated this authority to a sub-adviser, Emerald Advisers, Inc., for all of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since May 1, 2005. Forward Management's clients are principally registered investment companies. Prior to that date, Emerald Advisers, LLC served as the Funds' investment adviser.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund                       Net Assets                                       Fee
----                       ----------                                       ---
Forward Emerald Growth     Up to and including $250 million                0.75%
Fund                       In excess of $250 million up to and including   0.65%
                           $500 million
                           In excess of $500 million up to and including   0.55%
                           $750 million
                           In excess of $750 million                       0.45%

Forward Emerald Banking    Up to and including $100 million                1.0%
and Finance Fund           In excess of $100 million                       0.90%

Forward Emerald            Up to and including $100 million                1.0%
Technology Fund            In excess of $100 million                       0.90%

For the fiscal year ended June 30, 2004, the Growth Fund, the Banking and Finance Fund and the Technology Fund paid the Funds' former investment adviser advisory fees in the amount of $ 837,538, $1,662,285 and $38,375, respectively.

From time to time, Forward Management may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund's expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. During the fiscal year ended June 30, 2004, the Funds' former investment adviser waived none of its fees with respect to the Growth Fund or the Banking and Finance Fund, and waived $615 with respect to the Technology Fund.

Forward Management is entitled to receive the advisory fees from the Funds. Forward Management will direct the Funds to pay the Sub-Adviser's (defined below) fees out of Forward Management's advisory fees.

The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time. The Adviser has agreed to waive its advisory fee and/or reimburse other expenses for the Growth Fund for the period at least through and including April 30, 2007 so that total Class A share operating expenses are capped at 2.25% or less and Class C share operating expenses are capped at 2.90% or less. The Adviser has agreed to waive its advisory fee and/or reimburse other expenses for the Banking and Finance Fund for the period at least through and including April 30, 2007 so that total Class A share operating expenses are capped at 2.35% or less and Class C share operating expenses at 3.00% or less. The Adviser has agreed to waive its advisory fee and/or reimburse other expenses for the Technology Fund for the period at least through and including April 30, 2007 so that total Class A share operating expenses are capped at 2.90% or less and Class C share operating expenses at 3.40% or less. There is no assurance that these expense limits will be continued after April 30, 2007.

The Sub-Adviser

Emerald Advisers, Inc., 1703 Oregon Pike, Lancaster, Pennsylvania 17601, serves as investment sub-adviser to the Funds (the "Sub-Adviser"). The Sub-Adviser was organized as a Pennsylvania corporation on November 14, 1991, and is registered with the SEC under the Investment Advisers Act of 1940. Total assets managed by the Sub-Adviser were approximately $2.0 billion at January 31, 2005. The four principal officers of the Sub-Adviser combine over 70 years of experience in the mutual fund, investment advisory, pension funds management, and securities brokerage industries.

The Sub-Adviser manages the Funds and makes decisions with respect to, and places orders for, all purchases and sales of the Funds' securities, subject to the general supervision of the Board of Trustees and in accordance with the investment objectives, policies and restrictions of the Funds.

Under the investment sub-advisory agreement (the "Sub-Advisory Agreement"), the Sub-Adviser furnishes each Fund with investment advisory services, which are necessary to conduct the Funds' business. Specifically, the Sub-Adviser furnishes advice with respect to the purchase and sale of securities on a daily basis.

Distributor

Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Blvd., Suite 200, Malvern, PA 19355, is the sole distributor of shares of the Funds. The Distributor is a Delaware corporation, a broker-dealer registered with the Securities and Exchange Commission (SEC), and a member of the National Association of Securities Dealers. The Distributor is a wholly owned subsidiary of Citco Mutual Funds Services, Inc., the Funds' Transfer Agent. Officers and employees of the Adviser or Sub-Adviser may also serve as registered representatives of the Distributor to sell shares of the Funds.

Reporting

Shareholders will receive an annual report containing financial statements, which have been audited by the Funds' independent auditors, and a semi-annual report containing unaudited financial statements. Each report will include either a list of all investment securities held by the Funds or a summary schedule of those investment securities. Shareholders may contact the Funds for additional information. In order to reduce expenses, the Funds will deliver a single copy of the prospectus and financial reports to shareholders with the same residential address, provided they have the same last name or the Funds reasonably believe them to be members of the same family. Unless notified otherwise, the Funds will continue to send you only one copy of these materials for as long as you remain a shareholder in the Funds. If you would like to receive individual mailings, please call the Transfer Agent at (800) 232-0224 and a separate copy of these materials will be sent.

Contacts

Legal Counsel:

----------------------

----------------------

Independent Registered Public Accounting Firm:

----------------------

----------------------


Trustees:
Kenneth V. Domingues
Haig G. Mardikian
Leo T. McCarthy
Donald O'Connor
J. Alan Reid, Jr.


Officers:
J. Alan Reid, Jr., President
Jeremy Deems, Vice President and Treasurer
Mary Curran, Chief Compliance Officer

--------------------------------------------------------------------------------
APPENDIX: ADDITIONAL FUND INFORMATION
--------------------------------------------------------------------------------

For Forward Funds Investors:
Additional Information About Investing In Small-Cap Stocks
--------------------------------------------------------------------------------

The following is a brief summary of certain risk factors, favorable trends and other statistical data describing investment in Small-Cap stocks. The Funds are providing this information because each of the three Forward Emerald Portfolios can invest in small-cap stocks and typically does so under normal conditions. The summary is based upon information derived from publicly available documents and is not intended to provide complete coverage of the subject.

What Is A "Small-Cap" Company?

Depending on your source, the specific definition of a "small-cap company" can vary. Generally speaking, however, investors divide the total universe of publicly traded companies into three categories:

      o     Large-cap

      o     Mid-cap

      o     Small-cap

This division is based on a company's Market Capitalization, or "market cap". A company's market cap is calculated by multiplying the number of shares outstanding by the current price per share. For example, a company with one million shares outstanding and a share price of $10 has a market cap of $10 million. The Funds' Sub-Adviser defines a small-cap company as having an equal or lesser market cap of the largest company listed in the Russell 2000 Index upon its annual reconstruction. (The Russell 2000 Index is an unmanaged index that measures the 2,000 smallest companies out of the 3,000 largest U.S. companies based on total market cap. Upon reconstruction in July 2004, the largest company in the Russell 2000 index had a market capitalization of $1.95 billion.

Approximately How Many Small-Cap Companies Are There?

The investment firm of Wilshire Associates tracks the performance of the publicly traded stocks listed in its Wilshire 5000 Index, which is comprised of approximately 7,200 U.S. companies. The following is how the market capitalization definition of these companies is determined:

      o     Large cap = the 750 largest companies

      o     Mid cap = the next 500 largest companies

      o     Small cap = the remaining 5,950 companies listed

This demonstrates that there is a significant universe of small-cap stocks included in the U.S. equities market for potential investment.

Who Invests In Small Cap Stocks?

There is an inverse relationship between the number of stocks in each market cap category (shown above) and the number of mutual funds that invest in each category. For example, as of June 30, 2004, a leading mutual funds database reflects the following breakdown: (Source: Morningstar Principia 6/30/04)

      o     1,958 mutual funds investing in Large-cap stocks

      o     738 mutual funds investing in Small-cap stocks

Smaller stocks are generally listed on The NASDAQ Stock Market and American Stock Exchange. Larger stocks, for the most part, are traditionally listed on the New York Stock Exchange (NYSE).

Many small company stocks like those listed on The NASDAQ Stock Market and American Stock Exchange have fewer research firms covering them as opposed to larger company stocks listed on the NYSE, where generally analyst coverage is more abundant.

The Funds' Sub-Adviser believes that this reduced research coverage results in fewer investment dollars being made in small-cap stocks and creates an inefficient marketplace offering both risk and opportunity. While there are thousands of small-cap companies, most are very small, many are relatively young, and there may be a relative lack of depth and experience in management. Also, smaller companies may face difficulty in securing the appropriate capital funding needed to maintain and grow the business. However, in the absence of analyst focus, the Funds' Sub-Adviser offers the following points for consideration that it believes supports the potential for out performance and increased opportunity:

      o     Small companies have the ability to grow at a faster rate

      o     Management ownership stake tends to be high

      o     Small-cap stocks tend to be under-followed and undervalued

      o Small companies tend to be targets of merger and acquisition activity

      o     Higher returns compensate for higher risk

      o     Small-caps provide a greater investable universe

      o     There is a low correlation with global risk factors

      o     As smaller companies mature, they attract more investor sponsorship

How Do The Managers Of The Funds Minimize Associated Risks?

The cornerstone of the Sub-Adviser's investment process is the focus by its research arm, Emerald Research, on providing fundamental, bottom-up research and analysis of small and mid-cap growth companies in a wide range of industries. The Sub-Adviser's team of research analysts conducts a thorough investigation including on-site visits before recommending a specific company to the portfolio managers. The research staff usually meets formally with the portfolio management team twice each week to discuss potential investments and review current holdings.

The following summarizes the Emerald Research Process used to assist in minimizing any associated risks: (Includes stock recommendations/selections for all Forward Emerald Portfolios)

      o     Review SEC filings, press releases and news stories

      o     Visit operating facilities, headquarters and meet with management

      o     Interview customers, suppliers, distributors, and competitors

      o     Develop financial and valuation models

      o     Review third-party research

      o     Communicate and publish internal reports

Why Should I Invest In Small-Cap Companies?

Investments in small-cap companies can be an effective component of a properly diversified investment program. Introducing small-cap exposure to an investment portfolio provides an additional level of diversification, which may help to reduce portfolio risk.

Over shorter time spans, the performance of small-cap stocks and large-cap stocks can differ. During such time periods, the addition of small-cap stocks to a portfolio of large-cap stocks can broaden portfolio exposure to different asset classes, lessening the exposure to any one asset class. Over longer time periods, small-cap stocks have performed competitively with large-cap stocks.

For Banking And Finance Fund Investors:
Additional Information On The Banking And Financial Services Industries
--------------------------------------------------------------------------------

The following is a brief summary of certain factors including risk and statistical data relating to the banking and financial services industries. The summary is based upon information derived from publicly available documents and is not intended to provide complete coverage of the subject.

The Banking and Finance Fund strives to take advantage of the favorable trends in community banking. The Funds' Sub-Adviser believes the following factors encourage investing in this sector:

      o Community banks provide exceptional personalized service and cater to commercial and consumer loan niches

      o     Above-average asset quality

      o     Attractive valuations

      o     Growing fee income

      o     Increasing market share

      o     Continued merger activity

The Fund is diversified within this sector, including banks, savings and loan institutions, insurance companies, asset management firms, REIT's, brokerage firms, and other companies relating to the financial services industry.

Although many industries are subject to mergers and consolidations, the banking industry has experienced considerable consolidation over the past fifteen years. The FDIC has reported that the total number of U.S. banks and savings institutions has declined from over 17,300 in 1987 to 9,079 as of June 30, 2004. The Fund's Sub-Adviser expects this trend to continue as banks seek economies of scale and rely more heavily on expensive technologies as they expand their market share and geographic reach.

The Fund's investments and performance returns will be affected by general market and economic conditions as well as other risks specific to the banking and financial services industries. Funds that concentrate in a particular sector, such as financial stocks, may involve a greater degree of risk and increased volatility compared to funds with more diversified portfolios. Banking and financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a banking or financial services company, including an insurance company, can make as well as the interest rates and fees it can charge.

These limitations may have a significant impact on the profitability of a banking or financial services company since that company's profitability is attributable, at least in part, to its ability to make financial commitments such as loans. Profitability is, to a significant degree, dependent upon the availability and cost of capital funds. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by banking and financial services companies. Economic conditions in the real-estate market may have a particularly strong impact on certain banks and savings associations.

Insurance companies may be subject to severe price competition, claims activity, marketing competition, and general economic conditions. Particular insurance lines will also be influenced by specific circumstances. For example, property and casualty insurer profits may be affected by weather catastrophes or other disasters, while life and health insurer profits may be affected by mortality risks and morbidity rates. Also, insurance companies may be subject to material risks including reserve funds that are inadequate to pay claims and failures by reinsurance carriers. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risk inherent in securities trading and underwriting activities.

For Technology Fund Investors:
Additional Information About The Technology Sector
--------------------------------------------------------------------------------

The following is a brief summary of certain factors and statistical data describing the technology sector. The summary is based upon information derived from publicly available documents and is not intended to provide complete coverage of the subject.

The Technology Fund invests primarily in companies in the technology sector: a broad range of industries comprised of companies that produce and develop products and services that provide or benefit from technological advances and improvements (i.e. research and development). Funds that concentrate in a particular sector, such as technology stocks, may involve a greater degree of risk and increased volatility compared to funds with more diversified portfolios. In addition, technology sector funds may be subject to specific risks like obsolescence. The Fund's Sub-Adviser has identified the following industries as components of the technology sector. This listing is not meant to be all-inclusive, as newer technologies are continually being developed and introduced:

o     Aerospace and Defense              o     Semiconductors
o     Biotechnology                      o     Software
o     Computers                          o     Telecommunications Equipment
o     Office and Business Equipment      o     Telecommunications Services


The Fund's investments and performance returns will be affected by general market and economic conditions as well as other risks specific to the technology industry. Major factors such as spending by U.S. corporations for technological advances in production and services, government regulations, international trade agreements, demand for U.S. exports of technology-based goods, development of Western-style open market economies around the globe, to name a few, can have either a positive or negative impact on the technology sector. Further development of the Internet and acceptance as a means of commerce by commercial and consumer users could bode well for technology providers.

Note: As much as any other factor, the economy has a profound effect on market conditions. The rate of economic growth or decline; statements on the economy by the Federal Reserve; interest rate adjustments; reports on topics like unemployment, inflation, and manufacturing; and other economic news all have a profound effect on short- and long-term movement in the major markets. Investments and performance of all of the Forward Emerald Portfolios can be affected favorably or adversely by any or all of these circumstances.

Forward Emerald Growth Fund
Financial Highlights

The financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Prior to July 1, 2001 the Growth Fund was named the Emerald HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund shares (assuming the reinvestment of all dividends and distributions). Information for the fiscal years ended June 30, 2000, 2001, 2002, 2003, and 2004 has been audited by _______________, whose report, along with the Growth Fund's financial statements, are included in the annual report, which is available upon request. Information for the six months ended December 31, 2004 is unaudited.

For A Share Outstanding Throughout Each Period
Growth Fund
Class A

                                                   Six Months
                                                     Ended
                                                  December 31,
                                                      2004                            Years Ended June 30,
                                                   (unaudited)      2004         2003         2002         2001          2000
                                                    --------      --------      -------      -------      --------      --------
                                                    Class A       Class A       Class A      Class A      Class A++
                                                    --------      --------      -------      -------      --------
Net Asset Value, Beginning of Period                $  13.02      $  10.21      $ 10.26      $ 12.50      $  18.31      $  11.70

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                                    (0.07)(1)     (0.17)(1)    (0.10)(1)    (0.10)(1)     (0.05)(1)     (0.12)
Net realized and unrealized
  gain/(loss) on investments                            0.53          2.98         0.05        (2.14)        (1.58)         7.79
  Total from investment operations                      0.46          2.81        (0.05)       (2.24)        (1.63)         7.67

LESS DISTRIBUTIONS
Distributions from net realized capital gain           (0.31)           --           --           --         (4.18)        (1.06)
                                                    --------      --------      -------      -------      --------      --------
Net Asset Value, End of Period                      $  13.17      $  13.02      $ 10.21      $ 10.26      $  12.50      $  18.31
                                                    ========      ========      =======      =======      ========      ========

Total Return*                                           3.98%(2)     27.52%       (0.49)%     (17.92)%       (9.62)%       66.58%
Ratios/Supplemental Data
Net assets, end of period (in 000s)                 $156,980      $112,354      $78,060      $82,805      $107,325      $136,649
Ratio of expenses to average net assets                 1.55%(3)      1.57%        1.73%        1.62%         1.56%         1.45%
Ratio of net investment (loss) to average net          (1.23)%(3)    (1.34)%      (1.14)%      (0.88)%       (0.40)%       (0.66)%
   assets
Portfolio turnover rate                                   35%           62%          79%          61%           60%          102%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

For A Share Outstanding Throughout Each Period
Growth Fund
Class C

                                                   Six Months
                                                      Ended
                                                  December 31,
                                                       2004                      Years Ended June 30,
                                                   (unaudited)       2004         2003         2002          2001
                                                     -------       -------       ------       ------        ------
                                                     Class C       Class C      Class C      Class C        Class C++
                                                     -------       -------       ------       ------        ------
Net Asset Value, Beginning of Period                 $ 12.70       $ 10.02       $10.14       $12.43        $18.31
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss                                    (0.11)(1)     (0.25)(1)    (0.16)(1)    (0.17)(1)     (0.13)(1)
Net realized and unrealized
  gain/(loss) on investments                            0.51          2.93         0.05        (2.12)        (1.57)
  Total from investment operations                      0.40          2.68        (0.12)       (2.29)        (1.70)
LESS DISTRIBUTIONS
Distributions from net realized capital gain           (0.31)           --           --           --         (4.18)
                                                     -------       -------       ------       ------        ------
Net Asset Value, End of Period                       $ 12.79       $ 12.70       $10.02       $10.14        $12.43
                                                     =======       =======       ======       ======        ======

Total Return*                                           3.60%(2)     26.75%       (1.18)%     (18.42)%      (10.08)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)                  $13,698       $13,311       $4,905       $3,505        $1,434
Ratio of expenses to average net assets                 2.20%(3)      2.22%        2.39%        2.27%         2.21%
Ratio of net investment (loss) to average              (1.88)%(3)    (1.99)%      (1.81)%      (1.53)%       (1.05)%
  net assets
Portfolio turnover rate                                   35%           62%          79%          61%           60%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

Banking And Finance Fund
Financial Highlights

The financial highlights table is intended to help you understand the Banking and Finance Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Banking and Finance Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund shares (assuming the reinvestment of all dividends and distributions). Information for the fiscal years ended June 30, 2000, 2001, 2002, 2003, and 2004 has been audited by ________________, whose report, along with the Banking and Finance Fund's financial statements, are included in the annual report, which is available upon request. Information for the six months ended December 31, 2004 is unaudited.

For A Share Outstanding Throughout Each Period
Banking And Finance Fund
Class A

                                                  Six Months
                                                     Ended
                                                  December 31,
                                                      2004                           Years Ended June 30,
                                                   (unaudited)      2004         2003          2002         2001          2000
                                                    --------      --------      -------      -------       -------       -------
                                                    Class A       Class A       Class A      Class A      Class A++
                                                    --------      --------      -------      -------       -------
Net Asset Value, Beginning of Period                $  25.74      $  19.89      $ 18.36      $ 15.55       $ 11.20       $ 13.36
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss                                    (0.03)(1)     (0.03)(1)     0.03(1)      0.05(1)       0.18(1)       0.08
Net realized and unrealized
  gain/(loss) on investments                            3.95          6.07         1.84         3.01          4.34         (2.20)
  Total from investment operations                      3.92          6.04         1.87         3.06          4.52         (2.12)

LESS DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment income                      --         (0.01)          --        (0.08)        (0.17)        (0.03)
Dividends in excess of net investment                     --            --           --           --            --         (0.01)
  income
Distributions from net realized capital gain           (0.99)        (0.18)       (0.34)       (0.17)           --            --
                                                    --------      --------      -------      -------       -------       -------
Total dividends and distributions                      (0.99)        (0.19)       (0.34)       (0.25)        (0.17)        (0.04)
                                                    --------      --------      -------      -------       -------       -------
Net Asset Value, End of Period                      $  28.67      $  25.74      $ 19.89      $ 18.36       $ 15.55       $ 11.20
                                                    ========      ========      =======      =======       =======       =======

Total Return*                                          15.82%(2)      30.53%      10.46%       19.96%        40.72%       (15.91)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)                 $177,944      $133,136      $59,565      $34,933       $14,822       $10,947
Ratio of operating expenses to average net              1.72%(3)      1.74%        1.97%        2.26%         2.94%         2.60%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of operating expenses to average net               n/a(4)        n/a(4)       n/a(4)       n/a(4)       2.35%         2.35%
  assets after reimbursement by Adviser
  Sub-Adviser and waivers
Ratio of net investment (loss) to average net          (0.20)%(3)    (0.13)%       0.20%        0.28%         0.79%         0.51%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of net investment (loss) to average net            n/a(4)        n/a(4)       n/a(4)       n/a(4)       1.38%         0.76%
  assets after reimbursement by Adviser
  or Sub-Adviser and waivers
Portfolio turnover rate                                   10%           29%          47%          27%           55%           46%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment/(loss) per share represents net investment/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4) Not applicable: no waivers or reimbursements were made by the Adviser or the Sub-Adviser in its sole as investment adviser prior to May 1, 2005.

For A Share Outstanding Throughout Each Period
Banking And Finance Fund
Class C

                                                  Six Months
                                                     Ended
                                                  December 31,
                                                      2004                       Years Ended June 30,
                                                   (unaudited)       2004         2003         2002          2001
                                                    --------       -------      -------       ------        ------
                                                     Class C       Class C      Class C      Class C       Class C++
                                                    --------       -------      -------       ------        ------
Net Asset Value, Beginning of Period                $  25.23       $ 19.62      $ 18.24       $15.47        $11.20
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                    (0.11)(1)     (0.18)(1)    (0.08)(1)    (0.06)(1)      0.10(1)
Net realized and unrealized
  gain/(loss) on investments                            3.86          5.97         1.80         3.00          4.34
  Total from investment operations                      3.75          5.79         1.72         2.94          4.44
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      --            --           --           --         (0.17)
Distributions from net realized capital gain           (0.99)        (0.18)       (0.34)       (0.17)           --
                                                    --------       -------      -------       ------        ------

Total dividends and distributions                      (0.99)        (0.18)       (0.34)       (0.17)        (0.17)
                                                    --------       -------      -------       ------        ------
Net Asset Value, End of Period                      $  27.99       $ 25.23      $ 19.62       $18.24        $15.47
                                                    ========       =======      =======       ======        ======

Total Return*                                          15.46%        29.68%        9.69%       19.22%        15.47%

Ratios/Supplemental Data
Net assets, end of period (in 000s)                 $111,745       $88,249      $27,482       $6,210        $  513
Ratio of operating expenses to average net              2.37%(3)      2.39%        2.66%        2.91%         3.59%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of operating expenses to average net               n/a(4)        n/a(4)       n/a(4)       n/a(4)       0.73%
  assets after reimbursement by Adviser or
  Sub-Adviser and waivers
Ratio of net investment income/(loss) to               (0.85)%(3)    (0.77)%      (0.43)%      (0.37)%        0.14%
  average net assets before reimbursement by
  Adviser or Sub-Adviser and waivers
Ratio of net investment income/(loss) to                 n/a(4)        n/a(4)       n/a(4)       n/a(4)       0.73%
  average net assets after reimbursement by
  Adviser or Sub-Adviser and waivers
Portfolio turnover rate                                   10%           29%          47%          27%           55%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment/(loss) per share represents net investment/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4) Not applicable: no waivers or reimbursements were made by the Adviser or the Sub-Adviser in its sole as investment adviser prior to May 1, 2005.

Technology Fund
Financial Highlights

The financial highlights table is intended to help you understand the Technology Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Technology Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund shares (assuming the reinvestment of all dividends and distributions). Information for the fiscal years ended June 30, 2000, 2001, 2002, 2003, and 2004 has been audited by ________________, whose report, along with the Technology Fund's financial statements, are included in the annual report, which is available upon request. Information for the six months ended December 31, 2004 is unaudited.

For A Share Outstanding Throughout Each Period
Technology Fund
Class A

                                                    Six Months
                                                      Ended
                                                   December 31,
                                                       2004                          Years Ended June 30,
                                                   (unaudited)       2004         2003         2002          2001         2000
                                                      ------        ------       ------       ------        ------       -------
                                                      Class A       Class A      Class A      Class A      Class A++
                                                      ------        ------       ------       ------        ------
Net Asset Value, Beginning of Period                  $ 7.13        $ 5.64       $ 5.38       $12.15        $29.59       $ 12.17
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                    (0.08)(1)     (0.19)(1)    (0.12)(1)    (0.20)(1)     (0.43)        (0.55)(1)
Net realized and unrealized
  gain/(loss) on investments                            0.42          1.68         0.38        (6.15)       (13.01)        18.62
  Total from investment operations                      0.34          1.49         0.26        (6.35)       (13.44)        18.07

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net realized capital gain                  --            --           --        (0.42)        (4.00)        (0.65)

Net Asset Value, End of Period                        $ 7.47        $ 7.13       $ 5.64       $ 5.38        $12.15       $ 29.59
                                                      ======        ======       ======       ======        ======       =======

Total Return*                                           4.77%(2)     26.42%        4.83%      (53.76)%      (51.80)%      148.95%

Ratios/Supplemental Data
Net assets, end of period (in 000s)                   $3,380        $3,202       $2,572       $3,132        $8,054       $19,390
Ratio of operating expenses to average net               n/a(4)       2.75%        4.99%        4.66%         3.41%         3.67%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of operating expenses to average net              2.58%(3)      2.74%        2.90%        2.90%         2.90%          n/a(4)
  assets after reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of net investment (loss) to average net            n/a(4)      (2.67)%      (4.78)%      (4.26)%       (2.76)%       (2.17)%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of net investment (loss) to average net          (2.43)%(3)    (2.65)%      (2.69)%      (2.50)%       (2.25)%         n/a(4)
  assets after reimbursement by Adviser
  or Sub-Adviser and waivers
Portfolio turnover rate                                   67%           65%         151%         249%          193%          199%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment/(loss) per share represents net investment/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4) Not applicable: no waivers or reimbursements were made by the Adviser or the Sub-Adviser in its sole as investment adviser prior to May 1, 2005.

For A Share Outstanding Throughout Each Period
Technology Fund
Class C

                                                    Six Months
                                                       Ended
                                                   December 31,
                                                       2004                      Years Ended June 30,
                                                    (unaudited)      2004         2003         2002          2001
                                                       -----         -----        -----       ------        ------
                                                      Class C       Class C      Class C      Class C      Class C++
                                                       -----         -----        -----       ------        ------
Net Asset Value, Beginning of Period                   $7.00         $5.56        $5.33       $12.10        $29.59
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                    (0.90)(1)     (0.22)(1)    (0.15)(1)    (0.24)(1)     (0.37)
Net realized and unrealized
  gain/(loss) on investments                            0.40          1.66         0.38        (6.11)       (13.12)
  Total from investment operations                      0.31          1.44        (0.23)       (6.35)       (13.49)
LESS DISTRIBUTIONS
Distributions from net realized capital gain              --            --           --        (0.42)        (4.00)
                                                       -----         -----        -----       ------        ------
Net Asset Value, End of Period                         $7.31         $7.00        $5.56       $ 5.33        $12.10
                                                       =====         =====        =====       ======        ======

Total Return*                                           4.43%(2)     25.90%        4.32%      (53.99)%      (52.00)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)                    $ 488         $ 518        $ 201       $   89        $  301
Ratio of operating expenses to average net               n/a(4)       3.25%        5.49%        5.16%         3.91%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of operating expenses to average net              3.08%(3)      3.24%        3.40%        3.40%         3.40%
  assets after reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of net investment (loss) to average net            n/a(4)      (3.17)%      (5.28)%      (4.76)%       (3.26)%
  assets before reimbursement by Adviser
  or Sub-Adviser and waivers
Ratio of net investment (loss) to average net          (2.92)%(3)    (3.15)%      (3.19)%      (3.00)%       (2.75)%
  assets after reimbursement by Adviser
  or Sub-Adviser and waivers
Portfolio turnover rate                                   67%           65%         151%         249%          193%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment/(loss) per share represents net investment/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4) Not applicable: no waivers or reimbursements were made by the Adviser or the Sub-Adviser in its sole as investment adviser prior to May 1, 2005.

                              [FORWARD FUNDS LOGO]

                              FOR MORE INFORMATION

Additional information about the Forward Funds is available free upon request.

      o Annual Report and Semi-Annual Report: Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' portfolio manager discussing recent market conditions, economic trends and fund investment strategies.

      o Statement of Additional Information (SAI): The SAI includes a description of the Funds' trustees and officers, a list of investment policies and restrictions, as well as more detail about the management and operations of each Fund. A current SAI is on file with the Securities and Exchange Commission (SEC) and the information in it is incorporated by reference into this prospectus (meaning it is legally considered part of this prospectus).

To receive any of these documents free of charge and answers to any questions about the funds:

By Telephone
------------
Toll-Free in the U.S.
(800) 232-0224 Overseas and Local (Lancaster, PA) (717) 396-1116

By Mail
-------
Forward Funds
Forward Emerald Portfolios
c/o Citco Mutual Fund Services, Inc.
P.O. Box C1100
Southeastern, PA 19398-1100

On the Internet
---------------

Text-only versions of fund documents can be viewed online or downloaded from the SEC's website at: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090), or by sending your request, and a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file number: 811-6722

                                  FORWARD FUNDS

                         The Forward Emerald Growth Fund
                  The Forward Emerald Banking and Finance Fund
                       The Forward Emerald Technology Fund
                        Class a Shares and Class C Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2005


                  This Statement of Additional Information contains information which may be useful to investors but which is not included in the prospectus of Forward Funds (the "Trust"), and its three operating series funds: The Forward Emerald Growth Fund, The Forward Emerald Banking and Finance Fund and The Forward Emerald Technology Fund (the "Funds"). This Statement is not a prospectus and should be read in conjunction with the Funds' prospectus. This Statement is only authorized for distribution when accompanied or preceded by a copy of the Funds' prospectus dated May 1, 2005. In addition, management's discussion of the Funds' performance is incorporated by reference from its Annual Report. You may obtain free copies of the prospectus and the Annual Report by writing the Funds, c/o Citco Mutual Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100, or by calling (800) 232-0224.

                                TABLE OF CONTENTS

                                                                            Page

ADDITIONAL INFORMATION CONCERNING INVESTMENT
 OBJECTIVES AND POLICIES.......................................................1
FUNDAMENTAL INVESTMENT RESTRICTIONS............................................1
OTHER INVESTMENT POLICIES......................................................3
ADDITIONAL INFORMATION ABOUT OTHER INVESTMENT TECHNIQUES.......................5
DISCLOSURE OF PORTFOLIO HOLDINGS...............................................6
ADDITIONAL FUND VALUATION INFORMATION..........................................7
ADDITIONAL GENERAL FUND INFORMATION............................................8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................9
REDUCED SALES CHARGE PLANS....................................................10
ADDITIONAL DIVIDEND, DISTRIBUTIONS & TAXES INFORMATION........................16
DIVIDENDS AND DISTRIBUTIONS...................................................16
TAXES.........................................................................16
MANAGEMENT OF THE FUNDS.......................................................18
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST...................................18
CODE OF ETHICS AND PERSONAL TRADING RESTRICTIONS..............................26
PROXY VOTING POLICY...........................................................26
PERSONS CONTROLLING THE FUNDS.................................................30
INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS...............................31
PORTFOLIO MANAGERS............................................................34
THE DISTRIBUTION PLANS........................................................38
ADDITIONAL BROKERAGE ALLOCATION INFORMATION...................................39
FINANCIAL STATEMENTS..........................................................40
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

ADDITIONAL INFORMATION CONCERNING INVESTMENT OBJECTIVES AND POLICIES

                                     GENERAL

                  Forward Funds, an open-end management investment company, is registered as a "series" fund, whereby each individual series of the Trust, in effect, represents a separate mutual fund with its own objectives and policies. Currently, there are three series: The Forward Emerald Growth Fund (the "Growth Fund"), The Forward Emerald Banking and Finance Fund (the "Banking and Finance Fund") and The Forward Emerald Technology Fund (the "Technology Fund"). Information about all three series is contained herein. In the likely event that further series' of the Trust are introduced, these new series would have their own separate objectives and policies and would be disclosed here as such.

                  Forward Funds was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. The Funds' Adviser is Forward Management, LLC ("Forward" or the "Adviser"); its Sub-Advisor is Emerald Advisers Inc. ("Emerald" or the "Sub-Adviser").

                  The Growth Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of equity securities. The Fund's annual portfolio turnover rate is not anticipated to exceed 100% and was 62% for the fiscal year ended June 30, 2004.

                  The Banking and Finance Fund's objective is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in the equity securities of companies principally engaged in the banking and financial services industries. While the Fund can invest in companies of varying sizes, it will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. The Fund's annual portfolio turnover rate is not anticipated to exceed 80% and was 29% for the fiscal year ended June 30, 2004.

                  The Technology Fund's investment objective is to seek capital appreciation. To pursue its objective, the Fund will, under normal conditions, invest at a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. For investment purposes, the technology sector is defined as a broad range of industries comprised of companies that produce and/or develop products, processes or services that will provide or will benefit significantly from technological advances and improvements (i.e., research and development). The Fund can invest a larger percentage of its assets in a particular company, and will focus on those companies identified by the Fund's Sub-Adviser as having what it believes are superior prospects for price appreciation. For fiscal year ended June 30, 2004, the annual portfolio turnover rate was not expected to exceed 300% and was 65%.

FUNDAMENTAL INVESTMENT RESTRICTIONS

                  The following investment policies and restrictions may not be changed without the approval of a majority of each Fund's outstanding shares. For these purposes, a majority of shares of each Fund is defined as the affirmative vote, at a special meeting of the shareholders of the Fund duly called, of more than fifty percent (50%) of the Fund's outstanding voting securities.

The Growth Fund may not:

                  1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

                  2. Invest more than 15% of total assets in one industry.

                  3. Invest in, write, or sell put or call options, straddles, spreads or combinations thereof.

                  4. Make short sales.

                  5. Borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund's current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets.

                  6. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (5) above, and then only pledge securities not exceeding ten percent (10%) of the Fund's total assets (at current value).

                  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

The Banking and Finance Fund may not:

                  1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government).

                  2. Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry.

                  3. Borrow money, except from a bank or for purposes of purchasing securities on margin; such borrowing will be limited to no more than 5% of net assets.

The Technology Fund may not:

                  1. Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), nor, with respect to at least 50% of its total assets, invest more than 5% of the value of such assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government).

                  2. Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in any of the industries that comprise the technology sector. Such industries include the aerospace and defense, biotechnology, computers, office and business equipment, semiconductors, software, telecommunications, and telecommunications equipment industries.

                  3. Issue or sell senior securities, except that the Fund may engage in options, futures and/or short-selling strategies provided the Fund either (i) sets aside liquid, unencumbered, daily marked-to-market assets in a segregated account with its custodian in amounts as prescribed by pertinent SEC guidelines, or (ii) holds securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities or other options or futures contracts used for cover will not be sold or closed out while such strategies are outstanding, unless they are replaced with similar assets.

                  4. Borrow money, except from a bank or for purposes of purchasing securities on margin; such borrowing will be limited to no more than 5% of net assets.

The Funds may not:

                  1. Issue or sell senior securities, except that the Technology Fund may invest in certain types of senior securities as noted in paragraph (3) directly above;

                  2. Purchase or sell commodities, commodity contracts or futures contracts.

                  3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

                  4. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities;

                  5. Purchase or hold the securities of any issuer if the officers or directors of the Fund or its Adviser (i) individually own more than one-half of one percent (0.5%) of the outstanding securities of the issuer, or
(ii) collectively own more than five percent (5%) of the outstanding securities;

                  6. Acquire more than ten percent (10%) of the voting securities of any issuer; or make investments for the purpose of gaining control of a company's management;

                  7. Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than ten percent (10%) of its total current assets in shares of other investment companies nor invest more than five percent (5%) of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses; or

                  8. Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than twenty-five percent (25%) of its total assets (taken at current value).

                  The aforementioned investment limitations are considered at the time the investment securities are purchased.

OTHER INVESTMENT POLICIES

                  In addition to the fundamental investment restrictions listed above, the Funds have also adopted the following non-fundamental investment policies. These policies may be changed by the Funds' Board of Trustees without shareholder approval.

The Growth Fund:

                  1. Will not buy or sell oil, gas or other mineral leases, rights or royalty contracts;

                  2. Will not invest in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

                  3. Will not invest in warrants (a warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period); and

                  4. Will not invest more than five percent (5%) of its total assets (at current value) in securities of companies, including predecessor companies or controlling persons, having a record of less than three years of continuous operation.

The Banking and Finance Fund:

                  1. Will not invest more than 15% of its total assets (at current value) in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

                  2. May engage in options strategies with respect to less than 5% of the Fund's net assets, in which the Fund will either: (i) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

                  3. May not write put or call options having aggregate exercise prices equal to or greater than 5% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options;

                  4. May make short sales in total amounts that equal less than 5% of the Fund's net assets.

The Technology Fund:

                  1. Will not invest more than 15% of net assets in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

                  2. May not write options (whether on securities or securities indexes) or initiate further short-sale positions if aggregate exercise prices of previously written outstanding options, together with the value of assets used to cover outstanding short-sale positions, would exceed 25% of the Fund's total net assets.

                  3. Will not purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, while the in-the-money amount of an option that is, or was, in-the-money at the time of purchase is excluded.

The Funds:

                  1. Will not invest in foreign currencies or foreign options and will not invest more than 10% of their respective total assets (at current value) in foreign securities;

                  2. Will not issue long-term debt securities;

                  3. Will not invest more than ten percent (10%) of their respective total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund's cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller's default on its obligation to repurchase or seller's bankruptcy. The Funds will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Funds will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

                  4. May invest their cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 3 above) or other appropriate short-term investments. Commercial paper must be rated A-1 or A-2 by Standard & Poor's Corporation ("S & P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody's, or higher. For more information on ratings, see "Appendix A:
Description of Ratings" in this Statement. Certificates of Deposit ("CD's") must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Funds will only purchase CD's from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.

                  5. May invest in securities convertible into common stock, but only when the Funds' Adviser believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment. In carrying out this policy, the Funds may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer's common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the Adviser's opinion. The Funds will only invest in investment-grade convertible securities (Those rated in the top four categories by either S & P or Moody's - See "Appendix A: Description of Ratings" in this statement).

                  6. Will maintain their portfolio turnover rate at a percentage consistent with their investment objective, in the case of the Growth Fund and the Banking and Finance Fund: long-term growth, and in the case of the Technology Fund: appreciation of capital. The Funds will not engage primarily in trading for short-term profits, but they may from time to time make investments for short-term purposes when such trading is believed by the Funds' Adviser to be desirable and consistent with a sound investment policy. The Funds may dispose of securities whenever the Adviser deems advisable without regard to the length of time held. The Funds are not expected to exceed the following portfolio turnover rates on an annual basis: Growth Fund - 100%; Banking & Finance Fund - 80%; Technology Fund - 300%.

ADDITIONAL INFORMATION ABOUT OTHER INVESTMENT TECHNIQUES

                  Both the Banking and Finance Fund and the Technology Fund can utilize certain options and short-selling strategies. See "Appendix B: Options and Short-Selling Strategies" for a complete discussion of these strategies and the risks involved.

                  The Funds may also invest up to 20% of the value of their total assets in preferred stocks, investment-grade corporate bonds and notes, and high-quality short-term debt securities such as commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks and United States branches and subsidiaries of foreign banks. (The price of debt securities in which the Funds invest are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Funds' debt securities may rise. Price changes of these debt securities held by the Funds have a direct impact on the net asset value per share of the Funds. Investment grade corporate bonds are generally defined by the four highest rating categories by Standard & Poor's Corporation ("S & P") and Moody's Investors Services ("Moody's"): AAA, AA, A or BBB by S & P and Aaa, Aa, A and Baa by Moody's. Corporate bonds rated BBB by S & P or Baa by Moody's are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics (See "Appendix A" hereto for further information). The Funds will make use of these short-term instruments primarily under those circumstances where they have cash to manage for a brief time period (i.e. after receiving dividend distributions, proceeds from the sale of portfolio securities or money from the sale of Fund shares to investors).

                  The Funds will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which the Funds may invest include those issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") (collectively, the "Mortgage-Related Instruments"). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran's Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of "locking-in" long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of premium paid. Conversely, if Mortgage-Related Instruments are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns and would be taxed as ordinary income when distributed to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

                  The Funds have policies and procedures in place regarding the disclosure of portfolio securities of the Funds designed to allow disclosure of portfolio holdings information where it is deemed appropriate for the Funds' operations or it is determined to be useful to the Funds' shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure of the Funds' portfolio holdings, the Funds will not provide or permit others to provide information about the Funds' portfolio holdings on a selective basis.

                  The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

                  The Funds may, but are not required to, post the Funds' schedule of investments on its website at regular intervals or from time to time at the discretion of the Funds. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, the Funds may post information on its website about the number of securities the Funds hold, a summary schedule of investments, the Funds' top ten holdings, and a percentage breakdown of the Funds' investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. The day after any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

                  The Funds may distribute or authorize the distribution of information about the Funds' portfolio or sub-adviser's holdings that is not publicly available (on a website or otherwise) to the Funds' or an investment adviser's employees and affiliates that provide services to the Funds. The Funds may also distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available (on a website or otherwise) to the Funds' service providers who require access to the information
(i) in order to fulfill their contractual duties relating to the Funds; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Funds by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining shareholders of an affected Fund.

                  The Funds' Chief Compliance Officer (or her or his designee) and the President or a Vice President ("authorized officers") of the Fund may approve a non-public disclosure of portfolio holdings, provided that the authorized officers determine that the disclosure serves a legitimate business purpose of the Fund. Before any non-public disclosure of information about the Fund's portfolio holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Funds may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with these policies and procedures and any applicable confidentiality agreement.

                  Under no circumstances may the Funds or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

                  The Funds' Chief Compliance Officer reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure is inappropriate, the Funds will promptly terminate the disclosure arrangement. The Board has approved these policies and procedures and must approve any material change to these policies and procedures.

                  Each of the following third parties have been approved to receive portfolio holdings information: (i) the Funds' administrator and accounting agent; (ii) the Funds' independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of the Funds' assets; (v) if applicable, a proxy voting service; and (vi) data aggregators and ranking and ratings services, such as Lipper, or Morningstar. Information may be provided to these parties at any time notwithstanding any time lag provisions so long as each of these parties is contractually or ethically prohibited from sharing the Funds' portfolio holdings information without specific authorization. The Funds' investment advisers and sub-advisers and service providers will establish procedures to ensure that the Funds' portfolio holdings information is only disclosed in accordance with these policies.

ADDITIONAL FUND VALUATION INFORMATION

                  Each Fund determines its net asset value per share daily by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. Each Fund's net asset value per share is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") every day the Exchange is open for trading. The Exchange closes at 4:00 p.m. Eastern Time on a normal business day. Presently, the Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                  Securities of the Funds listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are not traded in the over-the-counter market on any given day will be valued at the mean between the last bid and ask price in the market on that day, if any. Securities for which market quotations are not readily available or not deemed representative of actual market values and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair market value, the Trustees may employ an independent pricing service.

                  Short-term investments with less than sixty days remaining to maturity when acquired by the Funds will be valued on an amortized cost basis by the Funds, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Funds acquire a short-term security with more than sixty days to maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such sixty day period that this amortized cost value does not represent fair market value.

ADDITIONAL GENERAL FUND INFORMATION

DESCRIPTION OF SHARE AND VOTING RIGHTS

                  Shares of the Trust do not have preemptive or conversion rights, and are fully-paid and non-assessable when issued.

                  Since Forward Funds is organized as a Delaware statutory trust, it is not required to hold annual meetings, and does not intend to do so, except as required by the Investment Company Act of 1940 (the "Act") or other applicable Federal or state law. The Trust will assist in shareholder communications as required by Section 16(c) of the Act. The Act does require initial shareholder approval of each investment management agreement and election of Trustees. Under certain circumstances, the law provides shareholders with the right to call for a special shareholders meeting for the purpose of removing Trustees or for other proper purposes.

                  Shares generally are entitled to one vote per share, and do not have cumulative voting rights. However, the Board of Trustees may require that certain matters for shareholder consideration be determined through "dollar-based" voting. "Dollar-based" voting would alter shareholders' voting rights to make them proportionate to their economic interests in the Trust. A "share-based" system can be inequitable in certain circumstances as the owners of lower-priced shares of another series or class have more votes per dollar than the owners of higher-priced shares. The share prices of the Funds inevitably diverge over time due to their different investment programs and different starting points. Similarly, the share prices of a Fund's different share classes may deviate over time because of their different expense structures. These discrepancies could be eliminated by allowing the Board of Trustees to determine whether shareholder voting on a specific matter should done on a one-vote-per-share basis or on a one-vote-per-dollar basis as is otherwise consistent with the Act.

                  The Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") permits the Board of Trustees to issue an unlimited number of shares of beneficial interest without par value from separate Series of shares. Currently, the Trust is offering shares of three Series. Additional series may be added in the future by the Board of Trustees. The Trustees have authorized the division of each Series into two Classes: Class A and Class C shares. Each share of each Series and Class when issued has equal dividend, distribution, liquidation and voting rights within the Series or Class for which it was issued.

                  The shares of the Trust when issued for payment as described in the prospectus and this SAI will be fully paid and nonassessable except as set forth under "Shareholder and Trustee Liability" and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to either one vote for each full share held (and a fractional vote for each fractional share held) or one-vote-per-dollar held (and a fractional vote for amounts held of less than $1.00), then standing in his name on the books of the Trust, as determined by the Board of Trustees. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding are entitled to vote, irrespective of the series or class, shall be voted in the aggregate and not by series or class except that shares shall be voted as a separate series or class with respect to matters affecting that series or class or as otherwise required by applicable law.

                  The Board of Trustees may approve a merger with another fund without having to obtain shareholder approval, unless otherwise required by the Investment Company Act of 1940. The Board of Trustees (including a majority of those Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940 ("Independent Trustees")) must determine that any such merger is in the best interests of the Fund and will not dilute the interests of the existing shareholders. Shareholder approval is required for a merger if the merger would result in a change of a fundamental investment policy, a material change to the terms of an investment management contract, the institution of, or an increase in, a 12b-1 fee or where the Board of Trustees of the surviving fund will not have a majority of Independent Trustees who are elected by the acquired fund's shareholders.

                  The Trust, and each series thereof, will continue without limitation of time, provided however that:

                  (i) The Trust, and each series thereof, may be terminated at any time by the Trustees by written notice to the shareholders and subject to shareholder approval. If a majority of the Trustees determine that the continuation of the Trust or any series (or class) is not in the best interests of the Trust, a series, a class or their respective shareholders as a result of factors or events adversely affecting the abilities of the Trust, any series or any class to conduct its business and operations in an economically viable manner, the Trustees may terminate the Trust, series or class without shareholder approval.

                  (ii) The Trustees may, in their sole discretion without obtaining any prior authorization or vote of the shareholders of any series, or any class or classes thereof, to fix or change such preferences, voting powers, rights and privileges of any series, or classes thereof, as the Trustees may from time to time determine, including any change that may adversely affect a shareholder; to divide or combine the shares of any series, or classes thereof, into a greater or lesser number; to classify, reclassify or convert any issued shares of any series, or classes thereof, into one or more series or classes of shares of a series; and to take such other action with respect to the shares as the Trustees may deem desirable.

                  On completion of distribution of the remaining assets pursuant to paragraphs (i) and (ii) above, the Trust or the affected series shall terminate and the Trustees and the Trust shall be discharged from all further liabilities and duties hereunder with respect thereto and the rights and interests of all parties therein shall be cancelled and discharged.

                  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The Funds' shares are sold at net asset value with a sales charge payable at the time of purchase. The prospectus contains a general description of how investors may buy shares of the Funds, as well as a table of applicable sales charges for the Funds. The following is additional information, which may be of interest to investors.

                  The Funds are currently making a continuous offering of their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. The public offering price is the net asset value plus the applicable sales charge, if any.

                  For orders placed through the Funds' established broker-dealer network, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer transmits it to the Funds' Distributor prior to the close of the Exchange that same day (normally 4:00 p.m. Eastern time). The dealer is responsible for transmitting this order by 4:00 p.m. Eastern time, and if the dealer fails to do so, the customer's entitlement to that day's closing price must be settled between the customer and the dealer. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value determined as of the close of the Exchange on the next day it is open.

                  Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds' shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

FOR CLASS A SHAREHOLDERS ONLY:

    ----------------------------------------------------------------------------------------------------
          DOLLAR AMOUNT INVESTED               SALES CHARGE AS A               DEALERS' CONCESSION (AS
                                                 PERCENTAGE OF:                A % OF OFFERING PRICE)
    ----------------------------------------------------------------------------------------------------
                                         OFFERING PRICE         N.A.V.
    ----------------------------------------------------------------------------------------------------
             Less Than $50,000               4.75%               4.99%                 4.25%
    ----------------------------------------------------------------------------------------------------
          $50,000 to $249,999.99             3.75                3.90                  3.25
    ----------------------------------------------------------------------------------------------------
          $250,000 to $499,999.99            2.75                2.83                  2.50
    ----------------------------------------------------------------------------------------------------
          $500,000 to $999,999.99            2.25                2.30                  2.00
    ----------------------------------------------------------------------------------------------------
            $1,000,000 & Above               0.00                0.00                  0.50
    ----------------------------------------------------------------------------------------------------

REDUCED SALES CHARGE PLANS

                  Shares of series of the Trust may be purchased at a reduced sales charge to certain investors listed below. The shareholders' purchases in the series of the Trust may be aggregated in order to qualify for reduced sales charges.

                  1. REACH "BREAK POINTS" -- Increase the initial investment amount to reach a higher discount level, as listed above.

                  2. RIGHT OF ACCUMULATION -- Add to an existing shareholder account so that the current offering price value of the total combined holdings reach a higher discount level (see more information below).

                  3. SIGN A LETTER OF INTENT -- Inform the Funds or the Distributor that you wish to sign a non-binding "Letter of Intent" (the "Letter") to purchase an additional number of shares so that the total equals at least $50,000 over the following 13-month period. Upon the Funds' receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount (see more information below).

                  4. COMBINED PURCHASE PRIVILEGE -- Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

                  (i) An individual or "company," as defined in Section 2(a)(8) of the Act;

                  (ii) An individual, his spouse and children under age 21;

                  (iii) A trustee or other fiduciary for certain trusts, estates, and certain fiduciary accounts; or

                  (iv) The employee benefit plans of a single employer.

                  The Funds' Transfer Agent, Citco Mutual Fund Services, Inc. (the "Transfer Agent"), must be advised of the related accounts at the time the purchase is made. (See more information below.)

                  5. PURCHASES AT NET ASSET VALUE -- The Funds may waive the imposition of sales charges on investor purchases of both Class A and Class C shares of the Funds under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Funds or a service provider to the Funds for their own accounts, and under such other conditions and circumstances where, in the Funds' opinion, such a waiver would serve to benefit the Funds and their shareholders.

                  6. On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets. Under such circumstances, if the shareholder redeems some or all of the subscription within thirteen months, the selling broker/dealer will be required to refund a proportionate amount of the fee paid by the Distributor for such shares.

                  Combined Purchase Privilege - Certain investors may qualify for a reduced sales charge by combining purchases into a single "purchase" if the resulting "purchase" totals at least $50,000. The applicable sales charge for such a "purchase" is based on the combined purchases of the following: (i) an individual, or a "company," as defined in section 2(a)(8) of the Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Funds or other registered investment companies at a discount); (ii) an individual, his or her spouse and their children under age twenty-one, purchasing for his, her or their own account; (iii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iv) a single purchase for the employee benefit plans of a single employer. The Funds' Transfer Agent must be advised of the related accounts at the time the purchase is made.

                  Right of Accumulation - An investor's purchase of additional shares may qualify for a cumulative quantity discount by combining a current purchase with certain other shares already owned ("Right of Accumulation"). The applicable shares charge is based on the total of: (i) the investor's current purchase; (ii) the net asset value (valued at the close of business on the previous day of (a.) all shares of the series held by the investor, and (b.) all shares of any other series fund of Forward Funds which may be introduced and held by the investor); and (iii) the net asset value of all shares described in section (ii) above owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" above).

                  To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

                  Letter of Intent - Investors may purchase shares of the Funds at a reduced sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $50,000 within a period of 13 months.

                  Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see above) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrow accounts will be involuntarily redeemed to pay the additional sales charge, if necessary.

                  To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Trust's series at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased. Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund at (800) 232-0224 to receive the appropriate form.

                  Reinstatement Privilege - An investor who has sold shares of the Funds may reinvest the proceeds of such sale in shares of the series within 120 days of the sale, and any such reinvestment will be made at the Funds' then-current net asset value, so that no sales charge will be levied. Investors should call the Funds for additional information.

                  By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the series, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the series, some or all of the loss may be disallowed as a deduction. Please contact your tax adviser for more information concerning tax treatment of such transactions.

OTHER PURCHASE INFORMATION

                  The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds' broker-dealer network. The dealer concession is the same for all dealers, except that the Distributor retains the entire sales charge on any retail sales made by it. For the fiscal years ended June 30, 2003, 2002 and 2001, Rafferty Capital Markets, LLC, the Fund's prior distributor, received $12,170, $33,836 and $38,328, respectively. For the fiscal years ended June 30, 2004 and 2003, CITCO Mutual Fund Distributors, Inc., the Fund's current distributor, received, in gross, $226,830 and $71,175, respectively. These fees include the amounts paid by the Distributor for some or all of the dealer concessions paid to third parties for distribution and selling related services. The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

                  Shares of the Funds may be purchased for your account directly by your financial services firm representative, and may be purchased by mail or wire.

                  INVESTING BY MAIL - Please complete and sign the Subscription Application Form included with the Prospectus and send it, together with your check or money order ($500 minimum; any lesser amount must be approved by the Fund), made payable to The Forward Funds, c/o Citco Mutual Fund Services, Inc.,
P. O. Box C1100, Southeastern, PA 19398-1100. Note: A different procedure is used for establishing Individual Retirement Accounts. Please call the Transfer Agent at (800) 232-0224 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Transfer Agent will charge a $25 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

                  INVESTING BY OVERNIGHT OR EXPRESS MAIL - Please use the following address to ensure proper delivery: Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355.

                  INVESTING BY WIRE - To establish a new account by wire please first call the Transfer Agent at (800) 232-0224 to advise it of the investment and dollar amount. This will ensure prompt and accurate handling of your investment. A completed Subscription Application Form must also be sent to the Fund at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

                  U.S. Bank, NA ABA # 042000013
                  For credit to Emerald Funds
                  Further Credit (Fund, Your Name, our Account #)

                  ADDITIONAL PURCHASES - You may add to your account at any time by purchasing shares by mail (minimum $50) or by wire (minimum $1,000) according to the aforementioned wiring instructions. You must notify the Transfer Agent at
(800) 232-0224 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your shareholder account number in order to assure that your funds are credited properly.

                  PURCHASES BY TELEPHONE - By using the Funds' telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have your Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. You may not use telephone purchase transactions for initial purchases of Fund shares. The minimum amount that can be transferred by telephone is $100.

AUTOINVEST PLAN

                  Shares of the Funds may be purchased through the AutoInvest Plan. The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for an investment in the Funds on a monthly, bi-monthly, quarterly, semi-annual or annual basis. The minimum investment pursuant to this Plan is $50 per month. The account designated will be debited in the specified amount, on the schedule you select, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. The Funds may alter, modify or terminate this Plan at any time. You may establish this option by completing the appropriate section of the Subscription Application Form. For more information about participating in the AutoInvest Plan, call the Fund at (800) 232-0224.

RETIREMENT PLANS

                  Shares of the Funds are also available for use in all types of tax-deferred retirement plans such as IRA's, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Funds for retirement plans can be obtained from the Funds by calling (800) 232-0224. The following is a description of the types of retirement plans for which the Funds' shares may be used for investment:

                  INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") - Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax qualified retirement plan trust.

                  If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into the Funds' IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer Federal income taxes on your contribution and on any income that is earned on that contribution.

                  U.S. Bank, N.A. (the Custodian) makes available its services as an IRA Custodian for each shareholder account that is established as an IRA. For these services, the Custodian receives an annual fee of $5.00 per account with a cap of $10.00 per social security number, which fee is paid directly to the Custodian by the IRA shareholder. If the fee is not paid by the due date, shares of the Fund owned by the shareholder in the IRA account will be redeemed automatically for purposes of making the payment.

                  401(K) PLANS AND OTHER DEFINED CONTRIBUTION PLANS - The Funds' shares may also be used for investment in defined contribution plans by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code. Such plans typically allow investors to make annual deductible contributions, which may be matched by their employers up to certain percentages based on the investor's pre-contribution earned income.

                  403(B)(7) RETIREMENT PLANS - The Funds' shares are also available for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan as a reduction to the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations are excludable from the gross income of the employee for Federal Income tax purposes.

ADDITIONAL REDEMPTION INFORMATION

                  Shareholders may redeem their shares of a Fund on any business day that the Fund calculates its net asset value. See "Valuing the Funds' Shares." Redemptions will be effected at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. The Funds normally send redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form, or sooner if required under applicable law. Payment may also be made by wire directly to any bank previously designated by the shareholder in a shareholder account application.

                  The Funds' custodian or the shareholder's bank may impose a fee for wire service. The Funds will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds attributable to such purchase until reasonably satisfied that the purchase check has cleared, which may take up to twelve days from the purchase date, at which time the redemption proceeds will be sent to the shareholder. Purchases made with a check that does not clear will be canceled and the investor will be responsible for any losses or fees incurred in the transaction.

                  REDEMPTION BY MAIL - At any time during normal business hours you may request that the Funds redeem your shares in whole or part. Written redemption requests must be directed to The Forward Funds, c/o Citco Mutual Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100. If a redemption request is inadvertently sent to a Fund at its corporate address, it will be forwarded to the Transfer Agent, but the effective date of the redemption will be delayed until the request is received by the Transfer Agent. Requests for redemption which are subject to any special conditions or which specify an effective date other than provided herein cannot be honored.

                  A redemption request must be received in "Good Order" by the Transfer Agent for the request to be processed. "Good Order" means the request for redemption must include:

                  Your letter of instruction specifying the name of the Fund and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

   TYPE OF REGISTRATION                           REQUIREMENTS
   --------------------                           ------------

Individual, Joint Tenants, Sole           Redemption requests must be signed
Proprietorship, Custodial (Uniform        by all person(s)required to sign for
Gift To Minors Act), General              the account, exactly as it is
Partners                                  registered

Corporations, Associations                Redemption request and a corporate
                                          resolution, signed by the person(s)
                                          required to sign for the account,
                                          accompanied by signature guarantee(s)

Trusts Redemption request signed by the trustee(s), with a signature guarantee. If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

                  A redemption request for amounts above $10,000, or redemption requests for which proceeds are to be mailed somewhere other than the address of record, must be accompanied by signature guarantees. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

                  If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, the Transfer Agent.

                  The redemption price is the next determined net asset value after the Transfer Agent receives a redemption request in "Good Order." The amount paid will depend on the market value of the investments in the Funds' portfolio at the time of determination of net asset value, and may be more or less than the initial cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day (or earlier if required under applicable law) after receipt by the Transfer Agent of the redemption request in "Good Order" unless the Fund is requested to redeem shares purchased by check. In such an event the Funds may delay the mailing of a redemption check until the purchase check has cleared which may take up to 12 days. Wire transfers may be arranged through the Transfer Agent, which will assess a $15.00 wire fee against your account.

                  REDEMPTION BY TELEPHONE - Shareholders who have so indicated on the Subscription Application Form, or have subsequently arranged in writing to do so, may redeem shares in any amount up to $10,000 by instructing the Transfer Agent by telephone at (800) 232-0224. If proceeds are sent by wire, a $15.00 wire fee will apply, and there is a $1,000 minimum per telephone redemption required. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed above. A signature guarantee is required of all shareholders in order to change telephone redemption privileges.

                  Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone requests are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, they and/or their service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

                  Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Subscription Application Form. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per ACH transfer.

                  During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Transfer Agent by telephone, you may make a redemption request by mail. The Fund and the Transfer Agent each reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Funds shares by wire or telephone may be modified or terminated at any time by the Funds.

                  Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

                  The Funds also reserve the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial account investment required when the account is established, presently $500 for all accounts except AutoInvest Plan accounts, where the minimum is presently $50. The shares will not be redeemed solely due to market fluctuations and the effect such fluctuations may have on an investor's account balance. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund). The Funds will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to the minimum.

SYSTEMATIC WITHDRAWAL PLAN

                  Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. If you select the Funds' systematic withdrawal option, you may move money automatically from your Fund account to your bank account according to the schedule you select. The systematic withdrawal option may be in any amount subject to a $50 minimum. To select the option you must check the appropriate box on the Subscription Application Form. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse tax consequences. For further details, see the application form or call the Fund at (800) 232-0224.

ADDITIONAL DIVIDEND, DISTRIBUTIONS & TAXES INFORMATION

DIVIDENDS AND DISTRIBUTIONS

                  Dividends, if any, will be declared and paid in August and December. Capital gains, if any, will be declared and paid in August and December. All such payments will normally be declared on the 15th of the month, normally go ex-dividend on the 16th of the month and normally be paid on the 20th of the month. If any of these dates falls on a weekend, the declaration, ex-dividend and payment dates will be moved accordingly to the next business day.

                  If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account's election to automatic reinvestment of all distributions, until the Funds' Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to state government the value of the account as well as any dividends or distributions paid.

                  After a dividend or capital gains distribution is paid, the Funds' share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAXES

                  Each series of the Trust is treated as a separate Fund for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, and, therefore to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, and gains from the sale of stock and securities, or other income derived with respect to its business of investing in such stock or securities;

Distribute with respect to each taxable year at least 90% of its taxable and tax-exempt income for such year; and

Diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, United States Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related types of businesses.

                  If each Fund qualifies to be taxed as a regulated investment company it is accorded special tax treatment and will not be subject to federal income tax on income distributed to its shareholders in the form of dividends (including both capital gain and ordinary income dividends). If, however, a Fund does not qualify for such special tax treatment, that Fund will be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to an excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax. In calculating its income, each Fund must include dividends in income not when received, but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later.

OTHER TAX INFORMATION

                  Return of Capital Distributions - If a Fund makes a distribution to you in excess of its accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

                  Capital Gains - When you purchase shares of a Fund, the Fund's then-current net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. If the Fund subsequently distributed such amounts to you, the distribution would be taxable, although it constituted a return of your investment. For federal income tax purposes, each Fund is permitted to carry forward net realized capital losses, if any, and realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains which, if distributed, might be taxable to you.

                  Dividends - The Code provides a 70% deduction for dividends received by corporate shareholders, with certain exceptions. It is expected that only part of each Fund's investment income will be derived from dividends qualifying as such and, therefore, not all dividends received will be subject to the deduction.

                  Shares Purchased through Retirement Plans - Special tax rules and fiduciary responsibility requirements apply to investments made through retirement plans which satisfy the requirements of Section 401(a) of the Code. Shareholders of the Funds should consult with their tax adviser to determine the suitability of shares of the Funds as an investment through such plans, and the precise effect of such an investment on their particular tax situation.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

                  Forward Funds is organized as a Delaware statutory trust. The operations and management of the Trust are the responsibility of the Board of Trustees. Pursuant to that responsibility, the Board of Trustees has approved contracts with organizations to provide, among other things, day-to-day investment advisory and administrative management services. The following tables give information about each trustee and the senior officers of the Trust. Where required, the tables separately list trustees who are "interested persons" of the Funds (i.e., "Interested" Trustees) and those who are not (i.e., "Independent" Trustees).

INTERESTED TRUSTEES BACKGROUND

                                      PRINCIPAL OCCUPATION
NAME, ADDRESS+, AGE,                  DURING PAST FIVE YEARS,                    NUMBER OF PORTFOLIOS IN
POSITIONS HELD WITH TRUST,            OTHER DIRECTORSHIPS HELD                   FUND COMPLEX OVERSEEN
LENGTH OF TIME SERVED*                BY TRUSTEE                                 BY TRUSTEE
J. ALAN REID, JR.  **                 President of Forward Management, LLC,              12
Age: 42                               an investment adviser ("Forward,"
President, Trustee                    formerly known as Webster Investment
Began serving May 2, 2005             Management Co., LLC) (April
                                      2001-present), Director of FOLIOfn,
                                      Senior Vice President, Director of
                                      Business Delivery, Morgan Stanley
                                      Online, a financial services company
                                      (1999-2001); Executive Vice
                                      President and Treasurer, Webster
                                      Investment Management Co., LLC
                                      (1998-1999), Vice President,
                                      Regional Director, Investment
                                      Consulting Services, Morgan Stanley,
                                      Dean Witter, Discover & Co., a
                                      financial services company (July
                                      1992-February 1998); Vice President,
                                      Regional Director, Investment
                                      Consulting Services, Dean Witter, a
                                      financial services company (May
                                      1994-September 1997); Vice President
                                      of the Board of Directors of
                                      Centerpoint, a public health and
                                      welfare organization (January
                                      1997-present); Advisory Board
                                      Member, Finaplex, a software company
                                      (2002 to present); Director, ReFlow
                                      Fund LLC, an investment service
                                      company (2002 to present) Advisory
                                      Board of SunGard Expert Solutions
                                      (1998 to present).

INDEPENDENT TRUSTEES BACKGROUND

                                      PRINCIPAL OCCUPATION
NAME, ADDRESS+, AGE,                  DURING PAST FIVE YEARS,                    NUMBER OF PORTFOLIOS IN
POSITIONS HELD WITH TRUST,            OTHER DIRECTORSHIPS HELD                   FUND COMPLEX OVERSEEN
LENGTH OF TIME SERVED*                BY TRUSTEE                                 BY TRUSTEE
KENNETH V. DOMINGUES                  Financial Consultant, Securities                   12
Age: 72                               Arbitrator, Expert Witness, Estate and
Trustee                               Trust Administrator (1999-present);
Since May 1, 2005                     Technical Consultant to the California
                                      State Board of Accountancy (2002-present);
                                      Chief Accountant, Division of Investment
                                      Management, U.S. Securities and Exchange
                                      Commission (1998-1999).

HAIG G. MARDIKIAN                     Owner of Haig G. Mardikian Enterprises, a          12
Age: 57                               real estate investment business
Trustee                               (1971-present); a General Partner of M&B
Since May 1, 2005                     Development, a real estate investment
                                      business (1983-present); General Partner
                                      of George M. Mardikian Enterprises, a real
                                      estate investment business (1983-2002);
                                      President and Director of Adiuvana-Invest,
                                      Inc., a real estate investment business
                                      (1989-present); Vice Chairman and Trustee
                                      of the William Saroyan Foundation
                                      (1992-present). Mr. Mardikian has served
                                      as Managing Director of the United
                                      Broadcasting Company, radio broadcasting
                                      (1983-2001) and Chairman and Director of
                                      SIFE Trust Fund (1978-2002). He serves as
                                      a director of the Downtown Association of
                                      San Francisco (1982-present) and the
                                      Market Street Association (1982-present)
                                      and as a trustee of Trinity College
                                      (1998-present); the Herbert Hoover
                                      Presidential Library (1997-present); the
                                      Herbert Hoover Foundation (2002-present)
                                      and the Advisor California Civil Liberties
                                      Public Education Fund (1997-present).

LEO T. MCCARTHY                       President, The Daniel Group, an investment         12
Age: 74                               partnership (January 1995-present); and
Trustee                               Director, Accela, Inc., a software company
Began serving May 2, 2005             (March 1998-present).

DONALD O'CONNOR                       Financial Consultant (1997-present).               12
Age: 67
Trustee
Began serving May 2, 2005

+ Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
* Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
** Mr. Reid is considered an interested trustee by reason of his position as President of the Trust.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE,                   PRINCIPAL OCCUPATION
POSITIONS HELD WITH TRUST             DURING PAST FIVE YEARS
Jeremy Deems                          Chief Financial Officer at Forward
Vice President, Treasurer             Management since 2004; Controller at
433 California Street, 11th Floor     Forward Management (2000-2004).
San Francisco, CA 94104
Age: 28

Mary Curran                           Chief Compliance Officer at Forward
Chief Compliance Officer              Management since 2004; General Counsel at
433 California Street, 11th Floor     Sutton Place Management since 2002;
San Francisco, CA 94104               General Counsel at Morgan Stanley Online
Age: 57                               (1997-2002)

COMPENSATION OF BOARD OF TRUSTEE MEMBERS AND OFFICERS BY THE FUNDS AND THE FUND COMPLEX

                  For fiscal year ended June 30, 2004, the Trustees of the Trust as of that date who were not employed by the Trust's investment adviser, principal underwriter or their affiliates received an aggregate annual retainer of $6,000, $1,500 for each board meeting attended, and $1,500 for each Audit Committee meeting attended. For the fiscal year ended June 30, 2004, the Funds incurred Trustees fees and expenses totaling $65,529. The Funds also reimbursed the non-employee Trustees' travel expenses incurred attending Board meetings.

COMPENSATION TABLE

                                             AGGREGATE       AGGREGATE    TOTAL PAY*
                              AGGREGATE       PAY FROM        PAY FROM     FROM 12
        NAME AND              PAY FROM      BANKING AND     TECHNOLOGY    FUNDS IN
          TITLE              GROWTH FUND    FINANCE FUND       FUND        COMPLEX

   Kenneth V. Domingues,         0               0             0          _______
   Trustee
   Haig G. Mardikian,            0               0             0          _______
   Trustee
   Leo T. McCarthy,
   Trustee                       0               0             0          _______
   Donald O'Connor,
   Trustee                       0               0             0          _______
   J. Alan Reid, Jr.,**          0               0             0          _______
   Trustee, President
   Mary Curran,**                0               0             0          _______
   Chief Compliance
   Officer

* No pension or retirement benefits are provided for trustees or officers of the Funds.
** Employee of Forward Management, LLC and "Interested Person" within the meaning of the Investment Company Act of 1940.

OWNERSHIP BY MEMBERS OF THE BOARD OF TRUSTEES OF SHARES OF THE FUNDS AND THE FUNDS COMPLEX

                  The following table sets forth as December 31, 2004 the dollar range of equity securities beneficially owned by each member of the Board of Trustees in each of the Funds. The valuation date is also as of December 31, 2004.


                                               Dollar Range of                        Aggregate Dollar
                          Dollar Range of      Shares Owned in     Dollar Range of    Range of Shares
Name of Interested       Shares Owned in     Banking & Finance    Shares Owned In     Owned in Fund
Trustee                    Growth Fund             Fund           Technology Fund        Complex
------------------------------------------------------------------------------------------------------
J. Alan Reid, Jr.               None                None                 None             _______

Name of Independent
Trustee

Kenneth V. Domingues            None                None                 None             _______

Haig G. Mardikian               None                None                 None             _______

Leo T. McCarthy                 None                None                 None             _______

Donald O'Connor                 None                None                 None             _______


AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Members: Kenneth V. Domingues, Haig G. Mardikian, Leo T. McCarthy and Donald
         O'Connor.

                  The Audit Committee held three meetings during the fiscal year ended June 30, 2004. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust's independent auditors. Kenneth V. Domingues has been designated as an "audit committee financial expert" in accordance with the guidelines of the Securities and Exchange Commission.

NOMINATING COMMITTEE OF THE BOARD OF TRUSTEES

Members: Haig G. Mardikian, Leo T. McCarthy and Donald O'Connor.

                  On August 20, 2004, the Board of Trustees took action to form a standing Nominating Committee, and adopted a written charter for the committee's operation. Prior to such time, the Board had no such standing committee. The function of the Nominating Committee is to select and nominate candidates to serve on the Trust's Board of Trustees.

                  The Committee will consider nominee candidates recommended by shareholders of the Trust in accordance with the requirements and procedures set forth in the Nominating Committee charter. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 433 California Street, Suite 1010, San Francisco, CA 94104. Submissions must include sufficient biographical information concerning the recommended individual, including age, ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

                  The Trust has retained Forward to manage the assets of the Funds pursuant to an investment management agreement dated May1, 2005 (the "Management Agreement"). The Trust and Forward have agreed to retain Emerald as the sub-adviser of the Funds to manage the day-to-day investment activities of the Funds pursuant to an investment sub-advisory agreement dated May 1, 2005 (the "Sub-Advisory Agreement"). The Management Agreement and the Sub-Advisory Agreement (together the "Advisory Contracts") were approved by the Board of Trustees on February 18, 2005 and by shareholders of each of the Funds on April 15, 2005.

                  In approving the Advisory Contracts, the Board is required to act solely in the best interests of the Funds and the Funds' shareholders in evaluating the terms of the Advisory Contracts. The Board is required to judge the terms of the arrangements in light of those that would be reached as a result of arm's-length bargaining. The Board believes that the approval and retention of Forward as investment adviser to the Funds and Emerald as investment sub-adviser will be advantageous to the shareholders of the Funds' for several reasons. The Trustees considered the following matters, among others, in approving the Advisory Contracts.

                  At a regular meeting of the Board on December 10, 2004, Emerald informed the Board of Trustees of the Trust that it was considering a transaction for the sale of its business relating to the Funds. At a special meeting of the Board on February 2, 2005, the Board had a preliminary meeting with representatives of Forward. Management of the Funds informed the Board of Trustees that it wished to change its role from adviser to investment sub-adviser with regard to the Funds. At that time, the Board invited representatives of Forward to provide certain information regarding its history, business structure, organizational structure, service and administrative providers, its commitment to asset growth, strategic fit with the Funds and biographical information regarding its executive officers. Based on this presentation, the Board agreed to consider engaging Forward as the Funds' investment adviser, and requested additional information for review at its next regular meeting on February 18, 2005, in order to consider for approval the Management Agreement. The Board also requested additional information from Emerald in order to consider for approval the Sub-Advisory Agreement, noting that it had reviewed similar information in connection with the annual approval of the Funds' advisory agreements with Emerald at its last regular meeting in December 2004.

                  At the Board's Meeting on February 18, Emerald informed the Board that Emerald had entered into an agreement to sell its business relating to the management of the Funds, and recommended to the Board of Trustees that Forward serve as the Funds' new investment adviser. The Board of Trustees, on behalf of each Fund, reviewed various materials with respect to Forward, including materials furnished by Forward. These materials included additional information about Forward, the services it would provide, its personnel, its operations and its financial condition. The Board evaluated the above-referenced information and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered:

                  (i) the nature and quality of the services to be provided by Forward;

                  (ii) the fees and expenses of the Funds and that there would be no increase in the management fee paid by the Funds;

                  (iii) the experience and qualification of Forward personnel providing services;

                  (iv) the financial strength and resources of Forward and its commitment to asset management growth;

                  (v) the difficulty of projecting Forward's cost of providing the services under the Management Agreement and the profitability of Forward's services;

                  (vi) whether the advisory fees payable to Forward are fair and reasonable in light of the services expected to be provided;

                  (vii) the impact on the Funds' annual operating expense ratios, which would be capped at the current percentage levels disclosed in the prospectus for a period of two years in connection with the approval of Forward as the investment adviser to the Funds;

                  (viii) Forward's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Trust;

                  (ix) the differences in compensation of portfolio managers for managing the Funds and Forward's other clients and how these differences, if any, may impact management of the Funds; and

                  (x) the compliance history, reputation, qualifications and background of Forward as well as its chief compliance officer.

                  At that Meeting, the Board of Trustees had the opportunity to meet again with representatives of Forward to determine whether the Management Agreement was in the best interests of each Fund and its shareholders. The Board, including a majority of the Independent Trustees so concluded, and voted to recommend the Management Agreement to the respective Fund's shareholders for their approval, based on the following:

      o Forward and the Funds, subject to shareholder approval of the Advisory Contracts, will retain Emerald to act as sub-adviser to the Funds. Emerald would continue to manage each of the Emerald Growth Fund and the Emerald Banking and Finance Fund on a day-to-day basis with same portfolio manager(s) currently managing those Funds. The Emerald Technology Fund would be managed on a day-to-day basis after the Transaction by a new portfolio manager, Joseph Besecker, a founder of Emerald Asset Management, the parent company of Emerald. Moreover, that the Board had determined in December 2004 to continue to retain Emerald as the Funds's investment adviser.

      o The management fee rate under the Advisory Contracts (i.e., the Management Agreement and Sub-Advisory Agreement) with respect to each of the Funds will be identical to the management fee rate currently paid by the Funds under the Current Agreements. The Board noted that these fee arrangements were reviewed in December 2004 and approved at that time. The Board further reviewed the expense and profitability data provided by Forward at the meeting on February 18, 2005 and was satisfied that the total fee paid was not excessive, and would be sufficient to allow Forward to provide an appropriate level of services to the Funds.

      o Although Emerald will manage the assets of the Funds as their sub-adviser, Forward will be responsible for the overall management of the Funds' operations, and it is expected that the Funds will benefit from Forward's experience and resources in managing a fund family with assets under management as of January 2005 of approximately $450 million.

      o The Board was satisfied with Forward's expected contribution to the overall management of the Funds as adviser and determined that this fee to be paid by the Funds to Forward was consistent with industry standards and the comparable funds' fees considered, sufficient to sustain Forward's delivery of the expected advisory services.

      o Forward's commitment to maintain the fee caps on the Funds for a period of two years.

      o The fees to be paid by the Funds pursuant to their distribution plans will not exceed the existing distribution and shareholder servicing fee currently paid by the Funds.

      o The ability of the Funds' shareholders to exchange shares for other funds in the Forward fund family after such time as the existing Forward Funds are reorganized into the Delaware Trust.

      o Forward's agreement to comply with the terms of Section 15(f) of the 1940 Act, so that there will be no "unfair burden" (as defined in the 1940 Act and discussed below) placed upon the Funds.

      o Emerald presented, again, for consideration by the Board, the comparison data Emerald had presented during the December 2004 contract renewal discussion with the Board. This data showed that the total advisory fee to be paid to Forward (including the sub-advisory component) placed the Emerald Funds as follows: The 2nd Quartile for the Emerald Growth Fund, the middle of the 4th Quartile for the Emerald Banking and Finance Fund and the middle of the 4th Quartile for the Emerald Technology Fund (ordered from lowest to highest fee percentages). The Board noted that the Banking and Finance Fund and Technology Fund both have a small cap focus whereas their respective peer groups tend to have a large cap focus. The small cap focus results in higher expenses due to the greater research required to find, analyze, evaluate and follow the companies that make up this capitalization range. The Board was satisfied that these were the appropriate peer groups and that this comparability data showed that the overall fees were commensurate with each respective fund's peers and that they were not excessive.

      o Forward's demonstrated potential for increasing the size of funds due to the resources that Forward has devoted to the distribution of its current family of mutual funds and the marketing relationships it has established, along with the complementary distribution strengths of Emerald, including leveraging their East Coast and West Coast positions. Over the long-term, if this potential for a larger asset base is realized, it could reduce each Fund's per share operating expenses and increase the portfolio management options available to each Fund.

      o The Funds' shareholders will, upon consummation of the proposed larger transaction, be part of a larger, 11 fund family which is expected to have approximately $900 million in assets and with its focus on distribution through a variety of platforms (including "fund supermarkets"), Forward anticipates that the Funds' shareholders may enjoy lower investment expenses to the extent that economies of scale can be achieved, which would provide a benefit to the existing shareholders of the Funds.

      o The engagement of Forward was found by the Board not to impact the expenses or fees to be charged to the Funds and that given the respective services to be provided by Emerald and Forward, the proposed sub-advisory and advisory fees were not excessive individually or in the aggregate, and were appropriate, individually and in the aggregate to compensate Emerald and Forward for the services to be provided at the level that the Board has come to expect.

                  In determining whether or not it was appropriate to approve the Sub-Advisory Agreement with Emerald and to recommend approval to shareholders, the Trustees considered, among other things, information about:
(i) Emerald and its personnel with responsibilities for providing services to the Funds; (ii) the differences in compensation of portfolio managers for managing the Funds and Emerald's other clients and how these differences, if any, may impact management of the Funds; (iii) the terms of the Sub-Advisory Agreement; (iv) the scope, nature and quality of the services that Emerald has historically provided to the Funds; (v) the historical investment performance of the Funds over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and (vi) the sub-advisory fee rates payable to Emerald. The Trustees also took into consideration its deliberations at its December meeting at which it approved the Current Agreement and its ongoing meetings during the course of the prior year with the relevant investment personnel from Emerald. T he Trustees noted that they were satisfied with the investment advisory services historically provided by Emerald to the Fund.

                  The Board, including a majority of the Independent Trustees concluded that Sub-Advisory Agreement was in the best interests of each Fund and its shareholders, and voted to recommend the Sub-Advisory Agreement to the respective Fund's shareholders for their approval, based on the following:

      o The Board recounted its December 2004 findings about Emerald's depth and strength in research and the quality of the portfolio management team and its commitment to maintain the same.

      o The Board further reviewed the expense and profitability data provided by Emerald at the meeting on February 18, 2005 and was satisfied that the total fee paid was not excessive, and would sufficient to allow Emerald to provide an appropriate level of services to the Funds. The Board determined that the fee to be paid to Emerald as sub-adviser was not excessive and was sufficient to sustain its current level of investment management services to the Funds.

      o The Board considered the profitability analysis presented by Emerald assuming completion of the Transaction and implementation of the Sub-Advisory Agreement, and determined that Emerald's sub-advisory business would be less profitable to Emerald at 2004 asset levels. However, the Board further considered that given current asset levels and the approval of the Management Agreement with Forward, the Funds should be able to leverage certain economies of scale arising as a result of the combined efforts with Forward, including the realization of costs savings due to the redeployment of certain of Emerald's personnel, and assuming reasonable growth and expansion of the assets under management as a result of the distribution efforts of Emerald and Forward during Emerald's fiscal years ending June 30, 2005 and 2006, the profitability of the sub-advisory business of Emerald is expected to increase as a separate business line during Emerald's fiscal year ending June 30, 2006, allowing for significant reinvestment by Emerald in its advisory business.

                  In addition, the Independent Trustees received advice from independent legal counsel regarding their duties in approving investment advisory contracts. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Sub-Advisory Agreement and concluded that the compensation under the Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

                  Section 15(f) of the 1940 Act provides that an investment adviser (such as Emerald) to a registered investment company (such as the Trust) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in a assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new or former investment adviser; and (2) no "unfair burden" may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

                  The Board has been advised by Emerald and Forward that they are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Funds. With respect to the other condition, Forward will cause the Trust (and Delaware Trust) to comply with the requirements of Section 15(f) and will assure that after the Transaction, at least 75% of the Board of Trustees of the Trust (and Delaware Trust) are not "interested persons" of the new or former adviser for the applicable periods following completion of the Transaction.

                  Additional information regarding the Advisory Contracts and the fees paid to the Funds' investment adviser and sub-adviser may be found below under the heading of "Investment Advisory and Other Service Providers."

TRUSTEE AND OFFICER INDEMNIFICATION

                  The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of his/her duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

CODE OF ETHICS AND PERSONAL TRADING RESTRICTIONS

                  The Funds, the Adviser and the Sub-Adviser have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940 that sets forth employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to a Code of Ethics, including investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds, provided they comply with the Code of Ethics. The Distributor has also adopted a Code of Ethics. Personnel of the Distributor that are subject to the code are permitted to invest in securities, including securities that may be purchased or held by the Funds, provided they comply with the Distributor's Code of Ethics.

                  The Codes of Ethics are on public file with and available from the SEC.

PROXY VOTING POLICY

                  The Board of Trustees' has adopted proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to the Adviser who has delegated the same to the Sub-Adviser subject to the Board's continuing oversight. In instances in which the Sub-Adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies the Board will be advised of the conflict, and, if appropriate, approve any proposal to vote fund shares made by the Sub-Adviser. The voting policies set forth below apply to all proxies, which the Sub-Adviser is entitled to vote. It is the Sub-Adviser's policy to vote all such proxies. Through the proxy voting process, the Sub-Adviser seeks to select proper directors and ensure that these directors have properly supervised management, and resolve issues of natural conflict between shareholders and managers, including but not limited to issues concerning appropriate compensation, corporate expansion, dividend policies, free cash flow, various restrictive corporate governance and control issues, and preserving integrity.

                  In voting proxies, the Sub-Adviser considers those factors, which would affect the value of the investment and votes in the manner, which in its view, will best serve the economic interest of the Funds' shareholders. Consistent with this objective, the Sub-Adviser exercises its vote in an activist pro-shareholder manner in accordance with the following policies.

Board Of Director Issues

                        Boards of Directors. The Sub-Adviser will generally vote
            in favor of resolutions: requiring a majority of outside directors; requiring audit, compensation and nominating committees be comprised exclusively of outside directors; and creating shareholder advisory committees.

                        Selection of Accountants. The Sub-Adviser will generally
            support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

                        Incentive Stock Plans. The Sub-Adviser will generally
            vote against all excessive compensation and incentive stock plans which are not performance related.

                        Corporate restructuring plans or company name changes,
            The Sub-Adviser will generally evaluated proposals regarding corporate restructuring or company name changes on a case-by-case basis.

                        Annual Meeting Location. This topic normally is brought
            forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. The Sub-Adviser normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

                        Preemptive Rights. This is usually a shareholder request
            enabling shareholders to participate first in any new offering of common stock. The Sub-Adviser generally does not feel that preemptive rights would add value to shareholders and, therefore, it would vote against such shareholder proposals.

                        Mergers and/or Acquisitions. Each merger and/or
            acquisition has numerous ramifications for long term shareholder value. After in-depth valuation, the Sub-Adviser will vote its shares on a case-by-case basis.

Corporate Governance Issues

                  These issues include those areas where voting with management may not be in the best interest of the institutional investor. Generally, these proposals will be examined on a case-by-case basis.

                        Provisions Restricting Shareholder Rights. These
            provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. The Sub-Adviser will vote against management proposals to implement such restrictions and vote for shareholder proposals to eliminate them.

                        Anti-Shareholder Measures. These are measures designed
            to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

                        1. Classification of the Board of Directors: A
            classified board is one in which directors are not elected in the same year rather their terms of office is staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. The Sub-Adviser will vote against proposals to classify the board and support proposals (usually shareholder initiated) to implement annual elections of the board.

                        2. Shareholder Rights Plans (Poison Pills):
            Anti-acquisition proposals of this sort comes in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. The Sub-Adviser will vote against proposals to adopt Shareholder Rights Plans, and vote for shareholder proposals eliminating such plans.

                        3. Unequal Voting Rights: A takeover defense, also known
            as superstock, which gives holders disproportionate voting rights. The Sub-Adviser adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. The Sub-Adviser will vote against proposals creating different classes of stock with unequal voting privileges.

                        4. Supermajority Clauses: These are implemented by
            management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. The Sub-Adviser will vote against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

                        5. Fair Price Provisions: These provisions allow
            management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. The Sub-Adviser will vote against management proposals to implement fair price provisions and vote for shareholder proposals to eliminate them.

                        Caveat: Certain fair price provisions are legally
            complex and require careful analysis and advice before concluding whether or not their adoption would serve shareholders' interests.

                        6. Increases in authorized shares and/or creation of new
            classes of common and preferred stock: The Adviser will support management in connection with a resolution to increase the number of authorized shares if management has a stated purpose for the increase. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Therefore, the Sub-Adviser, on a case-by-case basis, will vote against management if it attempts to increase the amount of shares that it is authorized to issue if the intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

                        In connection with creating new classes of stock,
            managements have proposed authorizing shares of new classes of stock, usually preferreds, in order that the board is able to issue them at its discretion. The board may also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Therefore, the Sub-Adviser would vote against management in allowing the board the discretion to issue any type of "blank check" stock without shareholder approval.

                        7. Directors and Management Liability and
            Indemnification. These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. The Sub-Adviser will, on a case-by-case basis, vote against attempts by management to eliminate directors and management liability for their Duty of Care.

                        8. Compensation Plans (Incentive Plans). Management
            occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type. On a case-by-case basis, the Sub-Adviser will vote against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

                        9. Greenmail. The Sub-Adviser will vote for any
            shareholder resolution that would eliminate the possibility of the payment of greenmail.

                        10. Cumulative Voting. Cumulative voting entitles
            stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Cumulative voting tends to serve special interests and not those of shareholders, therefore, the Sub-Adviser will vote against any proposals establishing cumulative voting and for any proposal to eliminate it.

                        11. Proposals Designed to Discourage Mergers &
            Acquisitions In Advance. These provisions direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. Directors should not allow other considerations to dilute or deviate from the interests of shareholders. The Sub-Adviser will vote against proposals that would discourage the most productive use of corporate assets in advance.

                        12. Confidential Voting. A company that does not have a
            secret ballot provision, has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how its proposals are being accepted. If a proposal is not going its way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in a normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. The Sub-Adviser will vote for proposals to establish secret ballot voting.

                        13. Disclosure. The Sub-Adviser will vote against
            proposals that would require any kind of unnecessary disclosure of business records. The Sub-Adviser will vote for proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

                        14. Changing the State of Incorporation. If management
            sets forth a proposal to change the state of incorporation, the reason for the change is usually to take advantage of another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures.

                        Many companies view the re-domestication in another
            jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights. The Sub-Adviser, on a case-by-case basis, will vote against proposals changing the state of incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

                        15. Equal Access to Proxy Statements. The Sub-Adviser
            supports stockholders rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. The Sub-Adviser will support any proposal calling for equal access to proxy statements.

                        16. Abstention Votes. The Sub-Adviser supports changes
            in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. The Sub-Adviser will support any proposal to change a company's by-laws or articles of incorporation to reflect this view of accounting for abstention votes.

Other Issues

                        On other major issues involving questions of community
            interest, moral and social concern, fiduciary trust and respect for the law such as: human rights, nuclear issues, defense issues, and social responsibility, the Adviser, in general, supports the position of management. Exceptions to this policy include:

                        South Africa. The Sub-Adviser will actively encourage
            those corporations that has South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

                        Northern Ireland. The Sub-Adviser will actively
            encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

Other Information

                  To receive a copy of the Forward Management, LLC and the Emerald Advisers, Inc. ("Sub-Adviser") Proxy Voting Policy or to inquire about how securities were voted, call toll free at 1-800-999-6809. The Funds' proxy voting record related to portfolio securities during the most recent 12 month period is also available on the SEC website at www.sec.gov.

PERSONS CONTROLLING THE FUNDS

Control Persons

                  To the knowledge of the Funds, as of January 31, 2005, no person owned of record or beneficially 25% or more of any of the outstanding Class A or Class C shares of the Growth Fund, the Banking & Finance Fund, or the Technology Fund.

Principal Holders of Securities

                  To the knowledge of the Funds, as of January 31, 2005, no person owned of record or beneficially 5% or more of the outstanding Class A shares of the Technology Fund.

                  As of January 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class C shares of the Growth Fund and of the Banking & Finance Fund, respectively, and Class C shares of the Technology Fund.

                                                           % OWNERSHIP
        NAME AND ADDRESS                    OF CLASS                OF FUND
 Salomon Smith Barney, Inc.                  13.28%         Growth Fund Class A shares
 333 West 34th Street - 3rd Floor
 New York, NY 10001-2483

 Merrill Lynch & Co.                         28.04%         Growth Fund Class A shares
 4800 Deer Lake Drive E Floor 3
 Jacksonville, FL 32246-6486

 Merrill Lynch & Co.                          7.00%         Growth Fund Class C shares
 4800 Deer Lake Drive E Floor 3
 Jacksonville, FL 32246-6486

 Merrill Lynch & Co.                          8.27%         Banking & Finance Fund Class A
 4800 Deer Lake Drive E Floor 3                             shares
 Jacksonville, FL 32246-6486

                                                           % OWNERSHIP
         NAME AND ADDRESS                   OF CLASS                OF FUND
 Merrill Lynch & Co.                         24.74%         Banking & Finance Fund Class C
 4800 Deer Lake Drive E Floor 3                             shares
 Jacksonville, FL 32246-6486

 FISERV Securities, Inc.                     14.90%         Technology Fund Class C shares
 One Commerce Square
 2005 Market Street, Suite 1200
 Philadelphia, PA 19103

 First Clearing, LLC FBO                     13.86%         Technology Fund Class C shares
 Ms. Joleen M. Baile
 106 Chambers Ridge
 York, PA 17402-8416

 Larry G. Sue Prudential Securities          12.32%         Technology Fund Class C shares
 1676 Ala Moana Boulevard,
 Apt. 208
 Honolulu, HI 96851-1416

 Donaldson Lufkin Jenrette                   11.97%         Technology Fund Class C shares
 P.O. Box 2052
 Jersey City, NJ 07303-2052

 FISERV Securities, Inc.                      7.02%         Technology Fund Class C shares
 One Commerce Square
 2005 Market Street, Suite 1200
 Philadelphia, PA 19103

 First Clearing LLC                           7.39%         Technology Fund Class C shares
 Larry Sue
 1676 Ala Moana Boulevard, Apt.  208
 Honolulu, HI 96851-1416

 First Clearing LLC                           6.61%         Technology Fund Class C shares
 Kenneth Dan Boyle
 Prudential Securities
 1602 East Fountain Street
 Mesa, AZ 85203-5120

                 INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

                  Forward Management, LLC. Forward, a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") serves as the investment adviser to each of the Funds pursuant to the Management Agreement. Forward is located at 433 California Street, 11th Floor, San Francisco, California 94104.

                  Some officers of the Funds are also employed by the Adviser. The following individuals have the following positions and offices with the Trust and the Adviser:

Name                     Position(s) with Adviser           Position(s) with the Funds
----                     -------------------------          --------------------------
J. Alan Reid, Jr.        President, Director                President, Trustee
Jeremy Deems             Chief Financial Officer            Vice President, Treasurer
Mary Curran              General Counsel                    Chief Compliance Officer


         Under the Management Agreement, Forward is entitled to receive the following annual investment advisory fees, accrued daily and paid monthly, with respect to the average daily net assets of the Funds:

Fund                                                   Net Assets                           Fee
----                                                   ----------                           ---
Growth Fund             Up to and including $250 million.................................   0.75%
                        In excess of $250 million up to and including $500 million.......   0.65%
                        In excess of $500 million up to and including $750 million.......   0.55%
                        In excess of $750 million........................................   0.45%

Banking and Finance     Up to and including $100 million.................................    1.0%
Fund                    In excess of $100 million........................................   0.90%

Technology Fund         Up to and including $100 million.................................    1.0%
                        In excess of $100 million........................................   0.90%

                  From time to time, Forward may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund's expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. These fees are higher than most other registered mutual funds but comparable to fees paid by equity funds of a similar investment objective and size. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Funds.

                  Under the terms of the Management Agreement, Forward provides a program of continuous investment management for the Funds with regard to the Funds' investment of their assets in accordance with the Funds' investment objectives, policies and limitations. In providing investment management services to each Fund, Forward will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisers for the Funds, in which case any of the duties of Forward under the Management Agreement may be delegated to such investment sub-advisers subject to approval by the Board of Trustees; (b) if investment sub-advisers are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as Forward may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Funds (including, but not limited to the Chief Compliance Officer of the Funds) and the services of any trustees of the trust who are "interested persons" of the trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds. Under the Management Agreement, Forward is also authorized to enter into brokerage transactions, including with brokers affiliated with Forward, with respect to each Fund's portfolio securities, always subject to best execution. The Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund. Forward may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by Forward or with accounts of Forward's affiliates, if in Forward's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

SUB-ADVISER

                  Emerald Advisers, Inc. Emerald, a registered investment adviser under the Advisers Act, currently serves as the sub-adviser to each of the Funds pursuant to the Sub-Advisory Agreement. Emerald was organized as a Pennsylvania corporation on November 14, 1991. Emerald is located at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601. Emerald is a wholly owned subsidiary of Emerald Asset Management, Inc., which is located at the same address as that of Emerald. As of January 31, 2005, Emerald had approximately $2.0 billion in assets under management. Emerald offers advice, investment management and related services to mutual funds, corporate and public pension plans, Taft-Hartley plans, and endowments.

                  Under the Sub-Advisory Agreement, Emerald is entitled to receive the following annual investment fees as deducted from the amount paid to the Adviser and paid by the Funds, accrued daily and paid monthly, with respect to the average daily net assets of the Funds:

FUND                                         NET ASSETS                                     FEE
----                                         ----------                                     ---
Growth Fund             Up to and including $250 million..................................  0.40%
                        In excess of $250 million up to and including $500 million........  0.30%
                        In excess of $500 million up to and including $750 million........  0.20%
                        In excess of $750 million.........................................  0.10%

Banking and Finance     Up to and including $100 million..................................  0.65%
Fund                    In excess of $100 million.........................................  0.55%

Technology Fund         Up to and including $100 million..................................  0.65%
                        In excess of $100 million.........................................  0.55%

                  For the fiscal years ended June 30, 2004, 2003 and 2002, Emerald, the former investment adviser to the Growth Fund, received management fees from the Growth Fund totaling $837,538, $553,685, and $723,562, respectively. For the fiscal years ended June 30, 2004, 2003 and 2002, Emerald, the former investment adviser to the Banking and Finance Fund, received management fees from the Banking and Finance Fund, before reimbursement of expenses, totaling $1,662,285, $496,698, and $223,426. For the fiscal years ended June 30, 2004, 2003 and 2002, Emerald, the former investment adviser to the Technology Fund, received management fees from the Technology Fund, before reimbursement of expenses, totaling $38,575, $24,124, and $53,952, respectively, of which Emerald waived $615, $24,124, and $53,952 of these amounts in 2004, 2003 and 2002, respectively. In addition, the Emerald reimbursed the Technology Fund $26,203 and $40,984 for other expenses in 2003 and 2002.

                  Under the terms of the Sub-Advisory Agreement, Forward has appointed Emerald to (i) provide a program of continuous investment management for each of the Funds, (ii) make each Funds' investment decisions, and (iii) place orders to buy and sell securities for each Fund in accordance with the Funds' investment objectives, policies and limitations.

DISTRIBUTOR

                  Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, serves as the Funds' distributor. The Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distributor is a Pennsylvania corporation, a broker-dealer registered with the Securities and Exchange Commission (SEC), and a member of the National Association of Securities Dealers, Inc. (NASD). Certain employees of the Sub-Adviser distribute shares and perform wholesaler activities on behalf of the Funds as registered representatives of the Distributor. All amounts out of sales charges on the Class A Shares and Class C Shares in respect of shareholder accounts not represented by a financial intermediary and not otherwise payable by the Distributor to selling dealers, are paid to registered representatives of the Distributor who may also be employees of the Adviser, or Sub-Adviser, and officers of the Funds.

PORTFOLIO MANAGERS

      OTHER ACCOUNTS MANAGED

                  The portfolio managers of the Forward Emerald Funds also may be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account. The following members of Emerald's management team provide the day-to-day management of each of the Funds' investment portfolios as noted below and Forward reviews and monitors Emerald's investment strategy and performance:

    Emerald Portfolio Manager(s)                       Fund
    ----------------------------                       ----

Kenneth G. Mertz                        The Forward Emerald Banking and Finance
                                          Fund

Kenneth G. Mertz and Stacey Sears       The Forward Emerald Growth Fund

Joseph E. Besecker                      The Forward Emerald Technology Fund


                             OTHER ACCOUNTS MANAGED

----------------------------------------------------------------------------------------------------------------------
Portfolio Manager                             Registered     Other Pooled Investment         Other Accounts (e.g.
Name                                          Investment     Vehicles (e.g. commingled       separate accounts and
                                              Companies      trusts, pension funds and 529   corporate accounts
                                                             education savings plans)        including incubation)
----------------------------------------------------------------------------------------------------------------------
Kenneth G. Mertz*
----------------------------------------------------------------------------------------------------------------------
                       Number of Other              3                     N/A                           74
                       Accounts Managed
----------------------------------------------------------------------------------------------------------------------
                       Assets in Other            $35mm                   N/A                          $1.5b
                       Accounts Managed
----------------------------------------------------------------------------------------------------------------------
Stacey Sears*
----------------------------------------------------------------------------------------------------------------------
                       Number of Other              3                     N/A                           35
                       Accounts Managed
----------------------------------------------------------------------------------------------------------------------
                       Assets in Other            $35mm                   N/A                          $22mm
                       Accounts Managed
----------------------------------------------------------------------------------------------------------------------
Joseph E. Besecker**
----------------------------------------------------------------------------------------------------------------------
                       Number of Other              N/A                   N/A                           N/A
                       Accounts Managed
----------------------------------------------------------------------------------------------------------------------
                       Assets in Other              N/A                   N/A                           N/A
                       Accounts Managed
----------------------------------------------------------------------------------------------------------------------

* As of 12/1/04

** As of 5/1/05

      POTENTIAL CONFLICTS OF INTEREST

                  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Forward has delegated to Emerald the obligation to minimize such conflicts and Emerald has adopted policies and procedures consistent therewith.

                  Emerald has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

                  Aggregation Policy:

                  Aggregations of trades can produce meaningful cost savings to clients. Emerald's policy is constructed to meet the requirements of the U.S. Securities and Exchange Commission. Specifically, Emerald's policy is designed to address these issues:

                  1. Duty of Disclosure: Emerald will disclose fully to its clients the arrangements for aggregation of securities transactions.

                  2. Duty to Act Only in the Clients' Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client's best interests.

                  3. Duty to Treat Each Client Fairly: Securities transaction will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

                  4. Duty to Seek Best Execution: Emerald recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

                  Emerald's specific aggregation procedures are as follows:

                  Emerald will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions & spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. Emerald will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm's portfolio managers (see the Block Trading Procedures below).

                  Full Discretion: These are funds that are invested in the normal style of Emerald Advisers and can be executed by brokerage firms solely determined by Emerald.

                  1. Directed brokerage clients: These accounts have specific brokerage firms designated for the account, which prevents bunching with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts.

                  2. Directed Investment Policy and/or Restrictions: These accounts by their nature would have different individual stocks from the prior 2 types and therefore different sector allocations percentages.

                  3. Funds with Daily Cash Flows Differences: These funds (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals) which dictates trades being made in different percentages for each share due to timing of these cash flow as well as tax differences.

                  Therefore, Emerald's portfolio managers will aggregate the number of shares determined to be desired for each account type A, C, D, and maintain a dated and time stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, Emerald will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, etc. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time (see Block Trading Policy below).

                  The intention of this policy is that Emerald make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

                  Block Trading:

                  Emerald also has established a Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, either public or private nor corporate or individual, will receive preferential trading execution pursuant to federal and state regulations.

      COMPENSATION

                  Emerald's portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

                  Base Salary

                  Portfolio managers receive base pay in the form of a fixed annual salary.

                  Bonus

                  A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is Fund investment performance. Another factor is the overall performance of Emerald Asset Management, Inc., the holding company of Emerald Advisers, Inc.

                  Deferred Compensation Plans

                  Portfolio managers are eligible to participate in a 401k plan which provides matching contributions and profit sharing on a discretionary bases.

      OWNERSHIP OF SECURITIES

                  The following table indicates the dollar range of securities of each Fund beneficially owned by the Trust's portfolio managers as of June 30, 2004, the Trust's most recent fiscal year end.

     ---------------------------------------------------------------------------
        Portfolio Manager        Growth      Banking and Finance      Technology
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Kenneth G. Mertz              D                C                    B

     ---------------------------------------------------------------------------
     Stacey Sears                  C                C                    A

     ---------------------------------------------------------------------------
     Joseph E. Besecker            C                A                    A

     ---------------------------------------------------------------------------

RANGES: A - NONE; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E
-$100,001-$500,000; F - $500,001-$1,000,000; G - MORE THAN $1,000,000.


ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

                  The Funds have entered into an agreement (the "Mutual Fund Services Agreement") with Citco Mutual Fund Services, Inc. ("Citco"), 83 General Warren Blvd., Suite 200, Malvern, PA 19355, to provide certain transfer agent, administrative and accounting services for the Funds. Under its duties as administrator, Citco: (1) coordinates with the Custodian and monitors the custodial, transfer agency and accounting services provided to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) maintains such books and records of the Funds as may be required by applicable federal or state law and supervises the maintenance of such books and records if maintained by third parties; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission (the "SEC") and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructs the Custodian to issue checks in payment thereof; (9) assists the Funds in the preparation of documents and information needed for meetings of the Board of Trustees and prepares the minutes of Board meetings; (10) monitors the Funds' compliance with applicable state securities laws; (11) assists the Distributor with the preparation of quarterly reports to the Board of Trustees relating to the distribution plan adopted by the Funds pursuant to Rule 12b-1; and (12) takes other such action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

                  Citco, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Mutual Fund Services Agreement.

                  As transfer agent and dividend disbursing agent, Citco has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts and (v) make periodic reports to the Funds.

                  In addition, as accounting services agent, Citco has agreed to maintain the financial accounts and records of the Funds and provide other accounting services to the Funds.

                  Citco provides the administrative, transfer agent and accounting services described above for a bundled annualized fee of 0.35% of Fund average daily net assets up to and including the first $100 million in assets, 0.25% on assets above $100 million but less than $200 million, 0.20% on assets above $200 million but less than $300 million, 0.15% on assets above $300 million but less than $500 million, and 0.10% on assets in excess of $500 million. Citco is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended June 30, 2002, 2001 and 2000, the Funds' prior servicing agent, U.S. Bancorp Fund Services, LLC, received fees totaling $543,688, $567,938 and $488,650, respectively, from the Funds for performing administrative, accounting and transfer agency services. For the fiscal years ended June 30, 2004, and 2003, Citco received fees totaling $766,475, and $317,655, respectively from the Funds for performing these services.

CUSTODIAN

                  U.S. Bank, N.A. (the "Custodian") serves as custodian of the Trust's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each of the Funds, (ii) make receipts and disbursements of money on behalf of the Funds, (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Funds concerning the Funds' operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  ___________________________________________, is the
independent registered public accounting firm which audits the annual financial statements of the Funds.

THE DISTRIBUTION PLANS

                  The Growth Fund, the Banking and Finance Fund and the Technology Fund are all currently operating with Distribution Plans (the "Plans"). Each Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to permit the Funds to compensate the Distributor for services provided and expenses incurred by it in promoting the sale of shares of the Series or maintaining or improving services provided to shareholders by the Distributor or dealers. By promoting the sale of shares and maintaining or improving services to shareholders, the Plans should help provide a continuous cash flow, affording the Adviser the ability to purchase and redeem securities without forcing the Adviser to make unwanted sales of existing portfolio securities.

                  The Funds pay the Distributor on a monthly basis at an annual rate not to exceed 0.35% of the Funds' average net assets for Class A shares of the Growth Fund and Banking and Finance Fund, 0.50% for Class A shares of the Technology Fund, and 1.00% for Class C shares of each Fund. Expenses acceptable for reimbursement under the Plans include compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the specific Class of shares related to implementing and operating the Plans. The Funds' Adviser is responsible for paying the Distributor for any unreimbursed distribution expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                  According to the Plans, a broker-dealer may receive a maintenance commission in the amount of 0.25% (annualized) of the average net assets maintained by their clients in Class A shares of the Growth Fund and Banking and Finance Fund, 0.40% in Class A shares of the Technology Fund, and 0.75% in the Class C shares of all three Funds. Broker-dealers or others may not be eligible to receive such payments until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

                  Consistent with the Plans, this distribution fee for Class C shares is an asset-based sales charge, and the Distributor uses it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Class C shareholders for providing distribution assistance for sales of Class C Fund shares.

                  The Plans also provide that the Distributor receives a shareholder servicing fee of 0.25% per annum of the Class C's average daily net assets. The Distributor uses this fee to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; arranging for bank wires; monitoring dividend payments from each Fund on behalf of customers; forwarding certain shareholder communications from the Funds to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Class. Broker-dealers or others may not be eligible to receive such payments until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

                  Continuance of the Plans is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as "Disinterested Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plans must be likewise approved by separate votes of the Trustees and the Disinterested Trustees of the Trust. The Plans may not be amended in order to increase materially the costs which the Funds bear for distribution pursuant to the Plans without also being approved by a majority of the outstanding voting securities of a Fund. The Plans terminate automatically in the event of their assignment and may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Trustees.

                  With respect to shareholder accounts not represented by a financial intermediary, the Distributor pays service fees and asset-based sales charges, to the extent applicable, generated by those accounts under the Plans to either the Adviser or certain officers of the Adviser who are also registered representatives of the Distributor. In certain instances, these fees are paid to officers of the Adviser where there is a customer relationship and account maintenance and other customer services are provided. The remaining fees are paid to the Adviser to recoup marketing expenses incurred by the Adviser on behalf of the Funds. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Plans described above and the terms of service agreements between dealers and the Distributor.

                  The Funds participate from time to time in joint distribution activities. Fees paid under the plans may be used to finance the distribution of one or more of the Funds; and the expenses will be allocated on the relative net asset size of the Funds.

                  FUTURE REGULATORY REVIEW AND REVISION OF RULE 12B-1 BY THE SEC, OF RULE 2830 OF THE RULES OF FAIR PRACTICE BY THE NASD, OR ANY SIMILAR REVIEW AND REVISION OF OTHER APPLICABLE REGULATIONS BY OTHER REGULATORY AGENCIES COULD AFFECT THE FUNDS' PLANS. THE BOARD OF TRUSTEES WILL PROMPTLY MODIFY THE PLANS IF SUCH ACTION IS WARRANTED.

                  For the fiscal year ended June 30, 2004, the Funds incurred expenses totaling $1,490,969 pursuant to the Distribution Plan. The itemized expenditures included: $784,791 for marketing and distribution expenses and $706,178 for compensation to dealers.

                  Unreimbursed expenses, which will carry forward, totaled $1,716,458, or 0.49%, of the Trust's net assets on June 30, 2004.

ADDITIONAL BROKERAGE ALLOCATION INFORMATION

                  The Adviser is responsible for selecting brokers and dealers to effect portfolio securities transactions and for negotiating brokerage commissions and dealers' charges. The Adviser places orders for the purchase or sale of portfolio securities of the Funds. In choosing a particular broker to execute a given transaction, the Adviser uses the following criteria: (1) the past capabilities of that broker in executing such types of trades; (2) the quality and speed of executing trades; (3) competitive commission rates; and (4) all other factors being equal, useful research services provided by the brokerage firm. The research services provided to the Adviser are used to advise all of its clients, including the Funds, but not all such services furnished are used to advise the Funds. Research services can include written reports and interviews by analysts on a particular industry or company or on economic factors, and other such services which can enhance the Adviser's ability to gauge the potential investment worthiness of companies and/or industries, such as evaluation of investments, recommendations as to the purchase or sale of investments, newspapers, magazines, quotation services and news services. If these services are not used exclusively by the Adviser for Funds' research purposes, then the Adviser, based upon allocations of expected use, bears that portion of the service's cost that directly relates to non-Funds research use. The management fee paid by the Funds to the Adviser is not reduced because the Adviser receives these services even though the Adviser might otherwise be required to purchase some of these services for cash. The Adviser does not pay excess commissions to any broker for research services provided or for any other reason. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and subject to seeking the most favorable price and execution available and such other policies as the Board of Trustees may determine.

                  To the extent consistent with applicable provisions of the Investment Company Act of 1940, Rule 17e-1, and other rules and exemptions adopted by the SEC under that Act, the Board of Trustees has determined that transactions for the Funds may be executed by affiliated brokers if, in the judgment of the Adviser, the use of an affiliated broker is likely to result in price and execution at least as favorable as those qualified brokers. The Adviser will not execute principal transactions by use of an affiliated broker.

                  For the fiscal years ended June 30, 2004, 2003 and 2002, the Growth Fund incurred brokerage commissions aggregating $404,769, $361,676, and $192,976, respectively. For the fiscal years ended June 30, 2004, 2003 and 2002, the Banking and Finance Fund incurred brokerage commissions aggregating $223,851, $141,107, and $35,204, respectively. For the fiscal years ended June 30, 2004, 2003 and 2002, the Technology Fund incurred brokerage commissions aggregating $16,904, $24,365, and $27,784, respectively.

                  Portfolio Turnover Rate. The portfolio turnover rate is calculated by dividing the lesser of each Fund's annual purchases and sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by each Fund during the year. All securities, including options, whose maturity or expiration date at the time of acquisition was one year or less are to be excluded from both the numerator and the denominator. The portfolio turnover rate of the Growth Fund for the fiscal years ended June 30, 2004, 2003 and 2002 was 62%, 79%, and 61%, respectively. The portfolio turnover rate for the Banking and Finance Fund for the fiscal years ended June 30, 2004, 2003 and 2002 was 29%, 47%, and 27%, respectively. The portfolio turnover rate for the Technology Fund for the fiscal years ended June 30, 2004, 2003 and 2002 was 65%, 151%, and 249%, respectively. The Funds may have experienced higher portfolio turnover rates as a result of generally more volatile market conditions in 2002.

FINANCIAL STATEMENTS

                  Audited financial statements and financial highlights of each of the Funds for the fiscal year ended June 30, 2004, are set forth in the Annual Report to Shareholders, including the notes thereto and the report of ___________________________ thereon. Unaudited financial statements and financial highlights of each of the Funds for the semi-annual period ended December 31, 2004 are set forth in the Semi-Annual Report to Shareholders, including the notes thereto. The Funds' Annual Report and Semi-Annual Report are incorporated herein by reference. The Funds Annual Report and Semi-Annual Report are available without charge by calling (800) 999-6809.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

                  Following are descriptions of investment securities ratings from Moody's Investor Services ("Moody's") and Standard & Poor's Corporation ("S & P"). See pages 6 and 7 of this Statement for how these ratings relate to investments in the Funds' portfolio.

I. COMMERCIAL PAPER RATINGS:

                  A. Moody's: Issuers rated Prime-1 have a superior capacity, issuers rated Prime-2 have a strong capacity, and issuers rated Prime-3 have an acceptable capacity for the repayment of short-term promissory obligations.

                  B. S & P: Issuer rated A are the highest quality obligations. Issues in this category are regarded as having the greatest capacity for timely payment. For issues designated A-1 the degree of safety regarding timely payment is very strong. For issues designated A-2 the capacity for timely payment is also strong, but not as high as for A-1 issues. Issues designated A-3 have a satisfactory capacity for timely payment.

II. CORPORATE BOND RATINGS:

                  A. Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there maybe other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  These categories are considered to be of "Investment Grade" by Moody's. Moody's applies numerical modifiers "1," "2," and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. S & P:

                  AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal & interest.

                  AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                  S & P classifies corporate bonds of these ratings to be of "Investment Grade." Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. PREFERRED STOCK RATINGS:

                  Both Moody's and S & P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings, the initial letter rating are not capitalized. While the descriptions are tailored for preferred stocks, the relative quality descriptions are comparable to those described above for corporate bonds.

                  Ratings by Moody's and S & P represent their respective opinions as to the investment quality of the rated obligations. These ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due, but rather serve as a general guide in comparing prospective investments.

                                   APPENDIX B

                    OPTIONS AND SHORT SELLING STRATEGIES FOR
                THE FORWARD EMERALD BANKING AND FINANCE FUND AND
                       THE FORWARD EMERALD TECHNOLOGY FUND

                  REGULATION OF THE USE OF OPTIONS STRATEGIES. In managing the Banking and Finance Fund and the Technology Fund, the Adviser may engage in certain options and short selling strategies to hedge various market risks or to enhance potential gain. Certain special characteristics of and risks associated with using these instruments are discussed below. Use of options and short selling is subject to applicable regulations of the SEC, the several options exchanges upon which these instruments may be traded, and the various state regulatory authorities. The Board of Trustees has adopted investment guidelines (described below) reflecting those option trading regulations. The discussion below relates to each of the two Funds unless otherwise noted.

                  COVER FOR OPTIONS STRATEGIES. The Fund will not use leverage in their options strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies and will either (1) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities or other options used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  OPTIONS STRATEGIES. The Fund may purchase and write (sell) options on securities and securities indices that are traded on U.S. exchanges and in the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee unless the parties provide for it. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction. Accordingly, before the Fund purchases or sells an OTC option, the Adviser assesses the creditworthiness of each counter party and any guarantor or credit enhancement of the counterparty's credit to determine whether the terms of the option are likely to be satisfied.

                  The Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

                  The Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

                  The Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

                  The Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value.

                  Securities used to cover OTC call options written by the Fund are considered illiquid and therefore subject to the Fund's limitations on investing in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Fund could lose the ability to participate in an increase in the value of the underlying securities above the exercise price because the increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

                  The Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

                  The Fund may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Fund invests. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of indexes on which options are purchased or written.

                  The Fund may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

                  The Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Fund holds a put warrant and the value of the underlying index falls, the Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Fund does not exercise an index warrant prior to its expiration, then the Fund loses the amount of the purchase price that it paid for the warrant.

                  The Fund will normally use index warrants as it may use index options. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at any time or in any quantity.

                  OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) the Fund will write only covered options, and each such option will remain covered so long as the Fund is obligated under the option; and

                  (2) the Technology Fund will not write put or call options having aggregate exercise prices greater than 25% of its net assets and the Banking and Finance Fund will not write put or call options having aggregate exercise prices of 5% or greater of its net assets.

                  These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.

                  SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Fund is unable to effect a closing purchase transaction with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

                  In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

                  (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon Adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

                  (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

                  (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

                  Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to affect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

                  (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Fund holds an index option and exercises it before the closing index value for that day is available, the Fund runs the risk that the level of the underlying index may subsequently change.

                  (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

SHORT-SELLING

                  If the Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. As a hedging technique, the Fund may purchase options to buy securities sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund. Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

                  Whenever the Fund affects a short sale, it will set aside in segregated accounts cash, U.S. Government Securities or other liquid assets equal to the difference between (i) the market value of the securities sold short; and (ii) any cash or U.S. Government Securities required to be deposited with the broker in connection with the short sale (but not including the proceeds of the short sale.) Until the Fund replaces the security it borrowed to make the short sale it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 25% of the value of the Technology Fund's, or 5% or more of the value of the Banking and Finance Fund's total net assets will be, when added together, (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales.

                                  FORWARD FUNDS

                            PART C: OTHER INFORMATION

                                ITEM 23. EXHIBITS

(a) Amended and Restated Agreement and Declaration of Trust of Forward Funds (the "Registrant").

(b)      By-laws of the Registrant.

(c)      Not applicable.

(d)(1) Form of Investment Management Agreement between the Registrant, on behalf of its series, The Forward Emerald Growth Fund, The Forward Emerald Banking and Finance Fund, The Forward Emerald Technology Fund (the "Funds") and Forward Management, LLC (the "Adviser").

(d)(2) Form of Investment Sub-Advisory Agreement among the Registrant, the Adviser and Emerald Advisers, Inc. (the "Sub-Adviser").

(e) Form of Underwriting Agreement between the Registrant and Citco Mutual Fund Distributors, Inc. (the "Distributor").

(f)      None.

(g) Custody Agreement between the Registrant and U.S. Bank, N.A. dated October 31, 2002, which includes the schedule of remuneration. (Incorporated by reference to Exhibit 23(g) to Post-Effective Amendment No. 21 to this Registration Statement filed with the Commission on August 29, 2003.)

(h) Mutual Fund Services Agreement between the Registrant and Citco Mutual Fund Services, Inc., dated September 30, 2002. (Incorporated by reference to Exhibit 23(h) to Post-Effective Amendment No. 21 to this Registration Statement filed with the Commission on August 29, 2003.)

(i)      Legal Opinion of Pepper Hamilton LLP to be filed by amendment.

(j)      Consent of Independent Auditors to be filed by amendment.

(k)      Not Applicable.

(l)(1) Initial Capital Agreement. (Incorporated by Reference to Exhibit 13 to Post-Effective Amendment No. 9 to this Registration Statement filed on October 30, 1997.)

(l)(2) Initial Capital Agreement for The Forward Emerald Growth Fund, The Forward Emerald Banking and Finance Fund and The Forward Emerald Select Technology Fund - C shares. (Incorporated by Reference to Exhibit 23(1)(2) to Post-Effective Amendment No. 13 to this Registration Statement filed on May 1, 2000.)

(l)(3) Subscription Agreement between The HomeState Group and Forward Funds (f/k/a Emerald Mutual Funds).

(m)(1) Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Growth Fund- Class A Shares.

(m)(2) Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Banking and Finance Fund - Class A shares.

(m)(3) Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Technology Fund - Class A Shares.

(m)(4) Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Growth, Forward Emerald Banking and Finance and Forward Emerald Technology Funds - Class C Shares.

(n)(1)   Multiple Class Plan for Forward Emerald Growth Fund.

(n)(2)   Multiple Class Plan for Forward Emerald Banking and Finance Fund.

(n)(3)   Multiple Class Plan for Forward Emerald Technology Fund.

(o)      Not applicable.

(p)(1) Registrant's and Sub-Adviser's Code of Ethics. (Incorporated by reference to Exhibit 23(p)(1) to Post-Effective Amendment No. 23 to this Registration Statement filed with the Commission on August 27, 2004.)

(p)(2)   Adviser's Code of Ethics.

(p)(3) Distributor's Code of Ethics. (Incorporated by reference to Exhibit 23(p)(2) to Post-Effective Amendment No. 23 to this Registration Statement filed with the Commission on August 27, 2004.)

(q) Power of Attorney - (Incorporated by reference to Exhibit 23(q) to Post-Effective Amendment No. 23 to this Registration Statement filed with the Commission on August 27, 2004).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

      None.

ITEM 25. INDEMNIFICATION

The Registrant's Amended and Restated Declaration of Trust ("Declaration of Trust") and By-Laws, attached as Exhibits 23(a) and (23(b), respectively, to this Registration Statement, provides among other things, that current and former trustees and officers shall who was or is a party or is threatened to be made a party to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant's best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct such person's office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity.

The Underwriting Agreement, attached as Exhibit 23(e) to this Registration Statement, provides for indemnification of the Distributor., its officers and directors and any person who controls the Distributor.

The Registrant has in effect a directors' and officers' liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to such provisions of the Amendment and Restated Agreement and Declaration of Trust, Distribution Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

Information as to the directors and officers of the Adviser together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its Form ADV filed on September 24, 2004 with the SEC (File No: 801-55746) and is incorporated herein by reference.

Information as to the directors and officers of the Sub-Adviser together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two years, is included in its Form ADV filed on December 1, 2004 with SEC (File No. 801-40263) and is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Citco Mutual Fund Distributors, Inc. ("CMFD") is underwriter and distributor for the Registrant. As such, CMFD is obligated to offer shares of the Funds only upon orders received therefore. The Registrant continuously offers shares. CMFD serves as underwriter or distributor for Henssler Funds, Inc., IPS Funds, Memorial Funds, Inc., Quaker Investment Trust, The Community Reinvestment Act Qualified Investment Fund, The Noah Investment Group, Inc., and The Penn Street Fund, Inc. Prior to October 3, 2002, Rafferty Capital Markets, LLC, 59 Hilton Avenue, Suite 101, Garden City, NY 11530, served as underwriter and distributor for the Registrant.

(b) The following is certain information with respect to the officers and directors of CMFD:

 Name and Address*      Positions and Offices with Underwriter      Positions and Offices with Registrant
 -----------------      --------------------------------------      -------------------------------------
John Lukan                      President CEO, Director                              None

Paul Giorgio                              CFO                                        None

Jeffry King                       Secretary, Director                                None

Kevin Mailey                           Director                                      None

William Keunen                         Director                                      None

Jay Peller                             Director                                      None

* C/O Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355.

(c) Commissions and other compensation received, directly or indirectly, from the Funds during the last fiscal year by CMFD, the Registrant's unaffiliated principal underwriter, were as follows:

    Net Underwriting       Compensation on
     Discounts and         Redemption and         Brokerage             Other
      Commissions            Repurchase          Commissions        Compensation
      -----------            ----------          -----------        ------------
        $61,170                 None                 None               None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent are maintained by Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355. Records relating to the duties of the Registrant's custodian are maintained by U.S. Bank, N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, OH 45202. Certain other books and records are maintained at the offices of the registrant at 1703 Oregon Pike, Lancaster, Pennsylvania 17605.

ITEM 29. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 26 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Lancaster, and Commonwealth of Pennsylvania on the 28th day of February 2005.

                                         EMERALD MUTUAL FUNDS

                                         By: /s/ Daniel W. Moyer IV
                                             -----------------------------------
                                             Daniel W. Moyer IV
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ J. Barton Harrison*       Trustee                        February 28, 2005
-----------------------
*J. Barton Harrison

                              Trustee, Vice President,       February 28, 2005
/s/ Kenneth G. Mertz II       Treasurer and Chief
-----------------------       Investment Officer
Kenneth G. Mertz II

/s/ Douglas S. Garban*        Trustee                        February 28, 2005
-----------------------
Richard F. Masterson

/s/ Scott C. Penwell*         Trustee                        February 28, 2005
-----------------------
Scott C. Penwell

/s/ Dr. H.J. Zoffer*          Trustee                        February 28, 2005
-----------------------
Dr. H.J. Zoffer

/s/ Robert P. Newcomer*       Trustee                        February 28, 2005
-----------------------
Robert P. Newcomer

/s/ Robert J. Dickson*        Trustee                        February 28, 2005
-----------------------
Robert J. Dickson


* By  /s/ Kenneth G. Mertz
      --------------------
      Kenneth G. Mertz II
      Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION

23(a)        Amended and Restated Agreement and Declaration of Trust.
23(b)        By-laws.
23(d)(1)     Form of Investment Management Agreement.
23(d)(2)     Form of Investment Sub-Advisory Agreement.
23(e)        Form of Underwriting Agreement.
23(l)(3)     Subscription Agreement.
23(m)(1)     Distribution Services Agreement (Rule 12b-1 Plan) for Forward
             Emerald Growth Fund- Class A Shares.
23(m)(2)     Distribution Services Agreement (Rule 12b-1 Plan) for Forward
             Emerald Banking and Finance Fund - Class A shares.
23(m)(3)     Distribution Services Agreement (Rule 12b-1 Plan) for Forward
             Emerald Select Technology Fund - Class A Shares.
23(m)(4)     Distribution Services Agreement (Rule 12b-1 Plan) for Forward
             Emerald Growth, Forward Emerald Banking and Finance and Forward
             Emerald Technology Funds - Class C Shares.
23(n)(1)     Multiple Class Plan for Forward Emerald Growth Fund.
23(n)(2)     Multiple Class Plan for Forward Emerald Banking and Finance Fund.
23(n)(3)     Multiple Class Plan for Forward Emerald Technology Fund.
23(p)(2)     Adviser's Code of Ethics.